                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    (as filed with the Securities and Exchange Commission on April 19, 1999)

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement no.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

NOTES

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                      620 WEST GERMANTOWN PIKE, SUITE 200
                           PLYMOUTH MEETING, PA 19462
                                 (610) 834-7950
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 3, 1999
                            ------------------------

To our Stockholders:

    We invite you to attend our 1999 Annual Meeting of Stockholders at 10:00 a.m., local time, on June 3, 1999, at the Park Hyatt Philadelphia at the Bellevue located at Broad Street and Walnut Street, Philadelphia, Pennsylvania 19102. At the meeting, holders of the Company's Common Stock will vote on the following proposals, together with any other business that may properly come before the meeting:

    1. To elect two Class II directors to serve until the Annual Meeting of Stockholders to be held in 2002 or until their respective successors are duly elected and qualified.

    2. To approve the adoption of an Agreement and Plan of Merger to effect a change of the Company from a Maryland corporation to a Maryland statutory real estate investment trust.

    3. To approve an amendment to our Articles of Incorporation changing the name of the Company to "Keystone Property Trust Corp." if Proposal 2 above is not approved.

    4. To transact other business which properly comes before the annual meeting or its adjournment.

    The Board of Directors has fixed the close of business on April 26, 1999 as the record date for the 1999 Annual Meeting. Only holders of record of the Company's Common Stock as of that date are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof, notwithstanding transfer of any stock on the books of the Company after such record date. The stock transfer books will not be closed.

    A Proxy Statement, form of Proxy and copy of the Annual Report on the Company's operations during the fiscal year ended December 31, 1998 accompany this notice.

    All stockholders are cordially invited to attend the meeting in person. However, whether or not you plan to attend, PLEASE PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, which requires no postage if mailed in the United States. Returning your proxy card does not deprive you of your right to attend the meeting and vote your shares in person. The proposals and other information relating to the annual meeting are described in detail in the accompanying Proxy Statement.

                                          By Order of the Board of Directors,
                                          Timothy A. Peterson,
                                          Secretary

April 30, 1999
Plymouth Meeting, PA

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                      620 WEST GERMANTOWN PIKE, SUITE 200
                           PLYMOUTH MEETING, PA 19462
                                 (610) 834-7950
                            ------------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 3, 1999

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

    This Proxy Statement is furnished to the holders of common stock, par value $.001 per share (the "Common Stock"), of American Real Estate Investment Corporation, a Maryland corporation (the "Company"), and the holders of preferred stock, par value $.001 per share (the "Preferred Stock") of the Company, in connection with the solicitation by the Company's Board of Directors (the "Board") of Proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Park Hyatt Philadelphia at the Bellevue located at Broad Street and Walnut Street, Philadelphia, Pennsylvania 19102 on Thursday, June 3, 1999, at 10:00 a.m. local time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. References herein to the "Company" include its subsidiaries, unless the context otherwise requires.

    This Proxy Statement and form of Proxy are first being mailed to such stockholders on or about April 30, 1999. If the enclosed form of Proxy is executed and returned, it nevertheless may be revoked by the stockholder at any time prior to its use by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. A stockholder who attends the meeting in person may revoke his or her Proxy at that time and vote in person if so desired. Unless revoked or unless contrary instructions are given, each Proxy duly signed, dated and returned will be voted as specified therein, but unless otherwise specified, will be deemed to grant authority to vote, as applicable:

        (1) FOR the election of the two director nominees listed under "Proposal One-Election of Directors Proposal" to serve as Class II directors for a three-year term (the "Election of Directors Proposal");

        (2) FOR the approval and adoption of an Agreement and Plan of Merger to effect a change of the Company from a Maryland corporation to a Maryland statutory real estate investment trust, all as more fully described in this Proxy Statement (the "Business Trust Proposal");

        (3) FOR the approval of an amendment to our Articles of Incorporation (the "Charter") changing the name of the Company to "Keystone Property Trust Corp." if the Business Trust Proposal is not approved, as more fully described in this Proxy Statement (the "Name Change Proposal"); and

        (4) At the discretion of the persons named in the enclosed form of Proxy, on any other matter that may properly come before the meeting or any adjournment thereof.

    The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF DIRECTORS PROPOSAL, FOR THE BUSINESS TRUST PROPOSAL AND FOR THE NAME CHANGE PROPOSAL.

                               QUORUM AND VOTING

RECORD DATE; QUORUM

    The Board has fixed the close of business on April 26, 1999 as the record date (the "Record Date") for the Meeting. Only holders of shares of common stock, par value $0.001 per share, of the Company (the "Common Stock") on the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournments and postponements thereof. The Common Stock is the only class of voting stock of the Company currently issued and outstanding which is entitled to vote at the Meeting. The holders of the Company's Preferred Stock are entitled to notice of, but not entitled to vote such shares, at the Meeting. On the Record Date, there were 7,501,747 shares of Common Stock outstanding and entitled to vote at the Meeting. Each holder of Common Stock on the Record Date is entitled to cast one vote per share at the Meeting on each matter properly brought before the meeting, exercisable in person or by properly executed proxy.

    The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting, in person or by properly executed proxy, is necessary to constitute a quorum. A quorum is necessary for any action to be taken at the Meeting. Shares of Common Stock represented at the Meeting in person or by properly executed proxy but not voted will be included in the calculation of the number of shares considered to be present at the Meeting for purposes of determining the presence of a quorum.

VOTES REQUIRED FOR APPROVAL

    With respect to "Proposal One--Election of Directors Proposal", assuming a quorum is present, the plurality of the votes cast at the Meeting will be sufficient to elect a director.

    With respect to "Proposal Two--Business Trust Proposal", pursuant to the Charter, the affirmative vote of a majority of all of the shares of Common Stock entitled to vote at the Meeting is required.

    With respect to "Proposal Three--Name Change Proposal", pursuant to the Charter, the affirmative vote of a majority of all of the shares of Common Stock entitled to vote at the Meeting is required.

    With respect to other matters which properly come before the Meeting, assuming a quorum is present, unless any statute or the Charter provides otherwise, the majority of all the votes cast at the Meeting is sufficient to approve any other matter which properly comes before the Meeting.

PROXIES; ABSTENTIONS; BROKER NON-VOTES

    All shares of Common Stock represented by properly executed proxies received prior to or at the Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. If no instructions are given on a properly returned proxy, your proxy will be voted "FOR" the Election of Directors Proposal; "FOR" the Business Trust Proposal; "FOR" the Name Change Proposal; and, to the extent permitted by applicable rules of the Securities and Exchange Commission, in accordance with the judgment of the persons voting the proxies upon such other matters as may come before the Meeting and any adjournment or postponement thereof.

    Abstentions and broker non-votes are each included in the determination of the number of shares present at the Meeting for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Brokers generally have discretionary authority to vote on routine matters, but will not have discretionary authority to vote on the Business Trust Proposal. Abstentions are counted for determining the total number of votes cast with respect to a proposal and thus, generally will be counted as a vote "AGAINST" that proposal. Since a plurality of the votes cast is required for the Election of Directors Proposal, abstentions will not be counted for purposes of the Election of Directors Proposal. Broker non-votes are not counted in determining the total number of votes cast with respect to the Election of Directors Proposal and, therefore, are counted neither as a vote "FOR" nor "AGAINST" this proposal. The affirmative vote of a majority of all shares of Common Stock entitled to vote at the Meeting is required to approve the Business Trust Proposal and the Name Change Proposal. Therefore, abstentions and broker non-votes will have the same effect as a vote "AGAINST" such proposals.

    Stockholders may revoke their proxies at any time prior to their use by delivering written notice to the Secretary of the Company at the offices of the Company set forth above, by presenting a duly executed proxy bearing a later date or by voting in person at the Meeting, but mere attendance at the Meeting will not revoke a proxy.

OTHER BUSINESS; ADJOURNMENTS

    The Board is not currently aware of any business to be acted upon at the Meeting other than as described herein. If other matters are properly brought before the Meeting, or any adjournment or postponement thereof, the persons appointed as proxies, to the extent permitted by applicable rules of the Securities and Exchange Commission, will have discretion to vote or act thereon according to their best judgment. Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of a majority of the shares present in person or by proxy at the Meeting (whether or not a quorum exists) without further notice other than by an announcement made at the Meeting. The Company does not currently intend to seek an adjournment of the Meeting.

                                  PROPOSAL ONE
                         ELECTION OF DIRECTORS PROPOSAL

    The By-laws of the Company provide for a Board of Directors of no fewer than three nor more than fifteen members, divided into three classes, with the exact number of directors to be designated from time to time by resolution of the Board. Currently, the Board consists of nine members. However, effective as of the date of the Meeting, the Board will consist of seven members until otherwise designated by the Board. The three classes have staggered terms of office so that the terms of office of directors of only one class expires at each Annual Meeting of Stockholders and the directors of that class are elected for three year terms and until his or her successor is elected and duly qualified or until his or her earlier death, resignation or removal. The following table lists the name, class designation and age for each director:

NAME                                                                                  CLASS         AGE
---------------------------------------------------------------------------------     -----         ---
Michael J. Falcone...............................................................           I           63
Francesco Galesi.................................................................           I           67
Jeffrey E. Kelter................................................................           I           44
Robert J. Branson................................................................          II           50
Timothy B. McBride...............................................................          II           53
Evan Zucker......................................................................          II           33
David H. Lesser..................................................................         III           33
David F. McBride.................................................................         III           52
James R. Mulvihill...............................................................         III           34

    The term of office of the Class III directors will expire at the annual meeting of stockholders to be held in 2000 and the term of office of the Class I directors will expire at the annual meeting of stockholders to be held in 2001. The term of office of the three Class II directors (Messrs. Branson, Timothy McBride and Zucker) expires at the Meeting. The Board has determined that, effective as of the Meeting, the Board will be reduced to seven members, consisting of two Class I directors, two Class II directors and three Class III directors. Set forth below are the nominees for Class II directors. Mr. Kelter has resigned as a Class I director effective as of the Meeting in order to stand for election as a Class II director. In the event that such nominees are unable to serve or for good cause will not serve, the Proxies will be voted at the Meeting for such other person as the Board may recommend.

NOMINEES FOR CLASS II DIRECTORS

    MR. KELTER has been President of the Company since the transactions consummated in December 1997 which transformed the Company into an industrial and office real estate investment trust (the "1997 Reorganization"). He was appointed Chief Executive Officer in December 1998. Mr. Kelter was elected as a Class II Director in November 1997 as part of the 1997 Reorganization, and was re-elected as a Class I Director at the 1998 Annual Meeting. He has over 18 years of experience in all phases of commercial real estate including development, third-party management and construction. Upon graduating from Trinity College in Hartford, Connecticut in 1976, Mr. Kelter was employed by The Bankers Trust Corporation where he was an assistant treasurer in the Corporate Finance division. In 1982, Mr. Kelter was employed by Vector Properties in Tulsa, Oklahoma, where he was in charge of the development and finance of several downtown Tulsa office building renovations. In 1982, Mr. Kelter founded Penn Square Properties, Inc. in Philadelphia and served as chief executive officer and president. Prior to the 1997 Reorganization, Mr. Kelter also served on the Board of Directors of the Central Philadelphia Development Corporation
(CPDC), a non-profit urban planning commission.

    MR. PLATT, 39, serves as Principal and President of JER International, with primary responsibility for all J.E. Robert Companies' international investments and operations. In addition to his international responsibilities, Mr. Platt serves on the firm's Investment Committee. Prior to joining J.E. Robert Companies in 1999, Mr. Platt served as a Managing Director of Morgan Stanley. Mr. Platt was the founder of and had primary responsibility for managing the global real estate investment business for Morgan Stanley Asset Management ("MSAM"). MSAM manages over $2 billion in private real estate and listed real estate securities worldwide for institutional and individual investors. Mr. Platt is a graduate of Williams College and received an MBA from Harvard Business School. He is a member of the advisory boards of the National Multi Housing Council, The Wharton Real Estate Center and the MIT Center for Real Estate. He is also a member of The Urban Land Institute, the National Association of Real Estate Investment Trusts, the Pension Real Estate Association and the Association of Foreign Investors in Real Estate.

    THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS II DIRECTOR NOMINEES.

DIRECTORS CONTINUING IN OFFICE

CLASS I DIRECTORS (TERM EXPIRES IN 2001)

    MR. FALCONE has been a director of the Company since August 1998 as a result of the acquisition by the Company of a portfolio of 11 office properties and one industrial property in northern New York (the "Pioneer Portfolio) in which Mr. Falcone had a significant interest. He founded the Pioneer Group in 1975, the predecessor to the Pioneer Development Company, one of the largest developers of commercial office properties in northern New York. He currently serves as Chairman of Pioneer Development Company. Prior to the founding of the Pioneer Group, he co-founded the Pyramid Companies, another real estate development firm. Mr. Falcone is Chairman of the Board of Directors of First National Bank of Rochester and serves on the Corporate Advisory counsel for the Syracuse University School of Management. He is a graduate of Syracuse University.

    MR. GALESI has been a director of the Company since May 1998 as a result of the acquisition by the Company of a portfolio of properties in which Mr. Galesi had a significant interest. Since 1969, he has been the Chairman and Chief Executive Officer of the Galesi Group, which includes companies engaged in distribution, manufacturing, real estate and telecommunications industries. He is a director of MCI-WorldCom, Inc. Mr. Galesi was a director of ATC Communications Group until ATC merged with WorldCom in 1992. Mr. Galesi also serves as a director of Amnex, Inc. and Walden Residential Properties, Inc. Mr. Galesi is a graduate of Princeton University.

CLASS III DIRECTORS (TERM EXPIRES IN 2000)

    MR. LESSER has been a director of the Company since December 1997; he was elected director as part of the 1997 Reorganization. He formed Hudson Bay Partners, L.P. in May 1996 and is the President of its general partner. From April 1995 to May 1996, he was the Senior Vice President for Business Development of Crescent Real Estate Equities Company in charge of acquisition, finance and strategic investments. From July 1988 to April 1995, Mr. Lesser worked for Merrill Lynch & Co. in the Real Estate Investment Banking Division where he was a Director. Mr. Lesser received a B.S. and M.B.A. from Cornell University.

    MR. DAVID F. MCBRIDE has been a director and the Chairman of the Board of the Company since December 1997; he was elected director and Chairman of the Board as part of the 1997 Reorganization. He served as Secretary of the Company from January 1998 until December 1998. He has served as Chief Executive Officer of McBride Enterprises, Inc. and affiliated family real estate, construction and brokerage companies since 1987 and has been a director of McBride Enterprises, Inc. and such enterprises since 1975. Mr. McBride served as a Director of Midlantic Corporation, Midlantic National Bank and various subsidiaries for thirteen years prior to their merger with PNC Bank in 1996. Prior to 1987, he was a partner in the law firm of Harwood Lloyd from 1981 to 1987, a partner in the law firm of Murphy, Ellis & McBride from 1977 to 1981, and an associate in the firm of Robinson, Wayne & Greenberg from 1973 to 1977, all located in New Jersey. He received B.A. and J.D. degrees from Georgetown University in 1969 and 1973, respectively. He remains Of Counsel to Harwood Lloyd and is a member of the bars of New Jersey and New York.

    MR. MULVIHILL was Chairman of the Board of the Company from December 1993 until December 1997. Since 1990, Mr. Mulvihill has been actively investing in the Denver real estate market. In 1993, he formalized his activities with the formation of Black Creek Capital, LLC, a firm specializing in Denver real estate investment, including residential and commercial land development, tax exempt housing and golf course construction and ownership. From November 1992 to November 1993, he was Senior Vice President of Finance and Acquisitions at Jerry
J. Moore Investments, an owner and manager of shopping centers in Texas. From January 1992 to November 1992, Mr. Mulvihill was a Vice President of Chemical Bank's Real Estate Investment Banking Group, where he managed the Real Estate Owned Distribution Group. From 1986 to January 1992, Mr. Mulvihill was an officer of Manufacturers Hanover Trust Company's Real Estate Banking and Investment Banking Groups. Mr. Mulvihill graduated from Stanford University in 1986 with a B.A. in Political Science.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board held a total of 15 meetings in 1998. Each director attended at least 75% of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees of the Board on which he served other than Mr. Branson, who attended ten of the 15 Board meetings and both of the meetings of the Audit Committee (as defined below). The Board of Directors has an Audit Committee (the "Audit Committee"), a Compensation Committee (the "Compensation Committee") and an Executive Committee (the "Executive Committee"). The Board of Directors does not have a standing nominating committee.

    AUDIT COMMITTEE. The Audit Committee, currently comprised of Messrs. Branson and Galesi, makes recommendations to the Board regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by the Company's independent auditors, reviews and evaluates the Company's internal accounting controls and performs such other functions as directed by the Board. The Audit Committee met two times during 1998. If Mr. Platt is elected as a director at the Meeting, the Board intends to elect Mr. Platt to replace Mr. Branson on the Audit Committee.

    COMPENSATION COMMITTEE. The Compensation Committee, currently comprised of Messrs. Timothy B. McBride and Mulvihill, administers the Company's stock incentive plans, determines executive officer compensation and performs such other duties as from time to time are designated by the Board. The Compensation Committee met three times in 1998. The Board intends to elect David F. McBride to replace Timothy B. McBride on the Compensation Committee.

    EXECUTIVE COMMITTEE. The Executive Committee, currently comprised of Messrs. Kelter, Lesser and David F. McBride, (i) supervises and maintains the financial affairs of the Company, (ii) is authorized to enter into acquisitions, dispositions and development projects not exceeding $25 million per transaction, and to enter into financing arrangements not exceeding $18.75 million per transaction and (iii) performs such other duties as from time to time are designated by the Board. The Executive Committee met eight times in 1998.

DIRECTOR COMPENSATION

    Directors who are also employees of the Company receive no compensation for their service as directors. The Directors who are not also employees of the Company (the "Outside Directors") received $15,000 for serving as a Director in 1998. Each Outside Director who served as a director for the entire year received 1,035 shares of Common Stock in April 1999 in lieu of cash compensation. Messrs. Falcone and Galesi received only 377 and 676 shares of Common Stock, respectively, which represented prorated compensation for the period of time each served as a director in 1998. The shares of Common Stock were issued to the Outside Directors at $14.50 per share of Common Stock (the closing price of the Common Stock on December 11, 1998, the date the Board approved the issuance of the Common Stock in lieu of the cash compensation).

    The Company reimburses the directors for out of pocket expenses incurred in connection with their activities on behalf of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During 1998, the Compensation Committee consisted of Messrs. Timothy McBride and Mulvihill. Neither of them is currently an officer of the Company and, other than as described below, neither of them has any other business relationship or affiliation with the Company, except his service as a director. Mr. Mulvihill was Chairman of the Board of the Company from December 1993 until December 1997.

    SPIN-OFF. As part of the Company's 1997 Reorganization, the Company organized and agreed to spin-off at a later date a subsidiary of the Company to enable Messrs. Mulvihill and Zucker to pursue real estate investment opportunities other than in the office and industrial sectors. The terms of the spin-off have not yet been determined.

    MANAGEMENT COMPANY. Through the Operating Partnership's 100% ownership of the preferred stock of American Real Estate Management Inc. (the "Management Company"), the Operating Partnership is entitled to receive 95% of the amounts paid as dividends by the Management Company. The remaining amounts paid as dividends by the Management Company are paid to the holders of common stock of the Management Company. To date, the Management Company has not declared or paid any dividends. McBride Hudson Bay, L.P. owns 30% of the common stock of the Management Company. Mr. Timothy McBride has an interest in McBride Hudson Bay, L.P. The Operating Partnership, in the normal course of business, advances funds to the Management Company to fund working capital needs. The Operating Partnership has a management agreement with the Management Company for property management and leasing services. Under the terms of this Agreement the Management Company receives a management fee based upon a percentage of rent for all properties it manages. In 1998, the Management Company received $1,119,000 in management fees from the Company. In addition, the Management Company is reimbursed for the salaries of certain employees involved in management and operations of the Company's properties and earns leasing commissions on leases brokered by its employees. In 1998, the Management Company received $294,000 in such reimbursements and $84,000 in leasing commissions. The Company believes that the management fee paid to the Management Company is based upon competitive rates.

                                  PROPOSAL TWO
                            BUSINESS TRUST PROPOSAL

    At a meeting of the Board held on April 21, 1999, the Board approved the reorganization of the Company from a Maryland corporation to a Maryland statutory real estate investment trust ("Trust"), subject to stockholder approval. To effect this change to a Trust, the Company will merge with and into a newly formed Trust, with the Trust as the surviving entity. The terms of the proposed merger are more fully set forth in the Agreement and Plan of Merger (the "Agreement and Plan of Merger"), a copy of which is attached as Exhibit A to this Proxy Statement.

GENERAL

    If the stockholders approve the Business Trust Proposal, the Company will effect a reorganization in which the Company's business form is changed from a corporation to a statutory real estate investment trust, which is an organizational form permitted under Maryland law. To effect the change to a Trust, the Company will merge, in accordance with the Agreement and Plan of Merger, with and into a newly formed Trust, with the Trust as the surviving entity. When the merger becomes effective:

    (i) the Company will cease to exist;

    (ii) the Trust will succeed to all of the business, assets and liabilities of the Company;

   (iii) the name of the surviving entity will be "Keystone Property Trust";

    (iv) each outstanding share of Common Stock and Preferred Stock of the Company automatically will be converted into one share of common stock or preferred stock of the Trust, as the case may be, representing beneficial interests in the Trust;

    (v) each option or warrant to purchase a share of Common Stock of the Company automatically will be converted into an option or warrant to purchase a share of common stock of the Trust; and

    (vi) the Company will request that the American Stock Exchange change the Company's listing symbol from "REA" to "KPR."

    Each share of common stock and preferred stock in the Trust will entitle the holder thereof to the same voting rights to which such stockholder was entitled immediately prior to the merger, and it will not be necessary for stockholders of the Company to surrender or exchange their existing stock certificates for new stock certificates of the Trust.

    The Board does not believe that the change to a Trust will result in any material change in the Company's business or operations, or otherwise have any adverse affect on the Company's financial statements. The Company will continue to maintain its executive offices at the same location it currently occupies.

    It is anticipated that the change to a Trust will be effected after receipt of stockholder approval at a time and date designated by the Board in its discretion. The Agreement and Plan of Merger provides that the merger may be abandoned by the Board of Directors after approval by the stockholders and prior to the effective time of the merger. No federal or state regulatory requirements must be complied with or approvals obtained in connection with the merger, other than approval by the stockholders.

REASONS FOR THE PROPOSED CHANGE TO A TRUST

    - The Board has determined that the change to a Trust would result in substantial franchise tax savings for the Company in certain jurisdictions in which the Company owns properties.

    - The Board does not believe that the change to a Trust will have any material adverse effect on the Company's operations or that the change to a Trust will materially increase the legal exposure of any of the Company's officers, directors or stockholders.

    A comparison of the rights of the Company's stockholders as stockholders of a "corporate entity" and as stockholders of a statutory "real estate investment trust" is set forth below.

COMPARISON OF CERTAIN RIGHTS OF STOCKHOLDERS AS STOCKHOLDERS OF A MARYLAND "CORPORATION" AND AS STOCKHOLDERS OF A MARYLAND STATUTORY "REAL ESTATE INVESTMENT TRUST"

    As a result of the merger, the Company and the rights of its stockholders, directors and officers will be governed by Maryland statutory law dealing with Maryland statutory real estate investment trusts, by the Trust's Declaration of Trust (the "Declaration of Trust") and by the Trust's bylaws (the "Trust Bylaws") rather than by Maryland law dealing with corporations and the Charter and Bylaws. A copy of the Declaration of Trust substantially in the form expected to be filed with the State of Maryland is attached to this Proxy Statement as Exhibit B. The Board reserves the right to make such further modifications to the Declaration of Trust as it deems advisable to effect the intent of the Business Trust Proposal. Copies of Trust Bylaws, the Company's Charter and Bylaws are available for inspection at the principal executive offices of the Company and will be sent to stockholders upon request.

    The following discussion of the material similarities and differences to the Company and its stockholders, directors and officers resulting from the change to a Trust is not intended to be complete and is qualified in its entirety by reference to Exhibit B to this Proxy Statement and applicable Maryland law as it applies to corporations and Maryland statutory real estate investment trusts. Stockholders should be aware that Maryland law (including statutory law and common law) governing Maryland statutory real estate investment trusts is less developed than Maryland law governing corporations. As a result, there may be certain matters as to which the Maryland law governing Maryland statutory real estate investment trusts is not settled and as to which the specific effects on the rights and obligations of the stockholders, trustees and officers of the Trust cannot be definitively determined at this time. Nonetheless, for the reasons set forth above and in light of the known material similarities and differences, the Board believes that the merger is in the best interests of the Company's stockholders and recommends its approval.

    RESTRICTIONS ON INVESTMENT. A Maryland statutory real estate investment trust, unlike a corporate entity, must hold, either directly or through other entities, at least seventy-five percent (75%) of the value of its assets in real estate assets, mortgages or mortgage related securities, government securities, cash and cash equivalent items, including high grade, short-term securities and receivables. The Company, as it is currently organized, is not subject to such a restriction, but based upon the current allocations of the Company's assets, the Board does not believe that this restriction on investment will materially affect the Company or its operations.

    CAPITAL STOCK. Both the Charter and the Declaration of Trust authorize the same number of shares of capital stock and designate the same number of shares as common stock, excess stock and preferred stock, except that in the case of a "trust" the terms "common stock," "excess stock" and "preferred stock" refer to specified beneficial interests in the trust. Both the Charter and the Declaration of Trust permit the Board to issue shares of preferred stock from time to time and in one or more classes or series, to specify the number of shares of such series and to determine the applicable designations, preferences, conversion and other rights, voting powers, restrictions, rights and limitations as to dividends, qualifications or terms and conditions of redemption, within the limits established by law from time to time. Also, under each of the Charter and the Declaration of Trust, the Board may reclassify any unissued shares of capital stock as either common stock, excess stock or preferred stock without further action by the stockholders.

    INDEMNIFICATION OF DIRECTORS/TRUSTEES, OFFICERS, EMPLOYEES AND
AGENTS. Under Maryland law, a Maryland statutory real estate investment trust has the power to indemnify or advance expenses to trustees, officers, employees and agents of the Maryland statutory real estate investment trusts to the same extent as is permitted under the Maryland General Corporation Law (the "MGCL") with respect to a corporation.

    LIABILITIES OF DIRECTORS/TRUSTEES AND STOCKHOLDERS. Under the MGCL, a director of a corporation is generally immune from liability to the Company for such director's actions so long as the director acts in good faith, with care and in a manner the director believes to be in the best interests of such corporation. Stockholders of the Company generally are not obligated to the Company or its creditors under the MGCL with respect to stock owned by the stockholders, except to the extent that the subscription price of such stock has not been paid or liability is imposed under other provisions of the MGCL. In a Maryland statutory real estate investment trust, the stockholders and trustees are not personally liable for the obligations of the Maryland statutory real estate investment trust except in the case of bad faith, willful misfeasance, gross negligence or, in the case of a trustee, reckless disregard of the trustee's duties. The declaration of trust of a Maryland statutory real estate investment trust may include any provision expanding or limiting the liability of its trustees and officers to the trust or its stockholders for money damages. In addition, the declaration of trust may include provisions limiting the liability of its trustees, officers, employees and agents so that no person shall be liable to the Maryland statutory real estate investment trust or to any stockholder for money damages except for the liability of a trustee or officer resulting from (i) acts or omissions involving active or deliberate dishonesty established by final judgment or (ii) an improper benefit or profit in money, property or services. The Declaration of Trust includes such a provision limiting the liability of the Trust's trustees, officers, employees and agents.

FEDERAL TAX CONSEQUENCES

    The following material is based on discussions with counsel. No opinion of counsel has been obtained. Stockholders are advised to consult with their own tax advisors for more detailed information relating to their individual tax circumstances.

    The merger will constitute a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code. For Federal income tax purposes, no gain or loss will be recognized by the stockholders of the Company on the automatic conversion of their shares of the Company into shares of the Trust as a result of the merger. Each stockholder will have a basis in shares of the Trust equal to the basis in the stockholder's shares of the Company immediately prior to the effective date of the merger and the stockholder's holding period of shares of the Trust will include the period during which the stockholder held the corresponding shares of the Company, provided that such shares were held by the stockholder as a capital asset on the effective date of the merger. No gain or loss will be recognized by the Company or by the Trust as a result of the merger.

    Each stockholder is advised to consult with his or her attorney or tax advisor as to the Federal, state or local tax consequences of the proposed merger in view of his or her individual circumstances.

RIGHTS OF DISSENTING STOCKHOLDERS

    Section 3-202 of the MGCL provides that stockholders of a Maryland corporation do not have appraisal rights when the stock of the corporation is listed on a national securities exchange on the record date for determining stockholders entitled to vote on the transaction to which the stockholder objects.

VOTE REQUIRED

    The affirmative vote of a majority of the outstanding shares of the shares of Common Stock entitled to be voted at the Meeting will be required to approve this proposal.

    THE BOARD RECOMMENDS A VOTE FOR THE BUSINESS TRUST PROPOSAL.

                                 PROPOSAL THREE
                              NAME CHANGE PROPOSAL

    The Board has approved, and deems it advisable that the Company's stockholders approve and adopt, an amendment to the Charter to change the Company's name from "American Real Estate Investment Corporation" to "Keystone Property Trust Corp." if the Business Trust Proposal is not approved. If the Business Trust Proposal is approved, the Company's name automatically will be changed to "Keystone Property Trust". Under the Maryland General Corporation Law, a change in corporate name requires an amendment to a corporation's articles of incorporation. Pursuant to the Charter, an amendment to the Charter must be approved by the affirmative vote of a majority of all the shares of Common Stock entitled to vote at the Meeting.

    The Board believes that changing the name of the Company is an important step in the Company's transition from a multi-family residential real estate investment trust into an industrial and office real estate investment trust.

    The Board believes that the adoption of the proposed amendment to the Charter is advisable and in the best interests of the Company and its shareholders if the Restructuring Proposal is not approved. Accordingly, the Board is proposing that Article 1 of the Charter be amended to change the name of the Company to "Keystone Property Trust Corp. if the Restructuring Proposal is not approved.

    The full text of Article 1 of the Charter, is proposed to be amended as follows:

    "The name of the corporation is: Keystone Property Trust Corp."

    If approved, the Amendment would become effective upon filing with the Secretary of State of the State of Maryland, which would take place as soon as practicable following the Meeting if the Restructuring Proposal is not approved. Upon approval and implementation of the change in the Company's name from "American Real Estate Investment Corporation" to "Keystone Property Trust Corp." the Company will request that the American Stock Exchange change the Company's listing symbol from "REA" to "KPR."

    THE BOARD RECOMMENDS A VOTE FOR THE NAME CHANGE PROPOSAL.

                       EXECUTIVE OFFICERS OF THE COMPANY

    The following table sets forth certain information regarding named executive officers and other executives of the Company.

NAME                                         AGE                         POSITION
---------------------------------------      ---      ----------------------------------------------
David F. McBride(1) (2)................          52   Chairman
Jeffrey E. Kelter(1) (2)...............          44   President and Chief Executive Officer
Timothy A. Peterson(2).................          33   Executive Vice President; Chief Financial
                                                      Officer; Secretary
Stephen J. Butte(2)....................          39   Senior Vice President; Chief Investment
                                                      Officer
John B. Begier.........................          33   Senior Vice President--Acquisitions
Charles C. Lee.........................          35   Senior Vice President--Marketing and Leasing
Francis K. Ryan........................          39   Senior Vice President--Property Operations
Timothy E. McKenna(2)..................          35   Vice President--Finance; Treasurer
Jennifer A. Pancoast...................          35   Vice President--Leasing
Jeffrey D. Anderson....................          46   Vice President--Operations

------------------------

(1) Denotes a member of the Board of Directors. See "Election of Directors Proposal" for additional information.

(2) Denotes a named executive officer of the Company.

    MR. PETERSON has served as Chief Financial Officer of the Company since August 1998 and as Secretary since December 1998. Prior to joining the Company in 1998, Mr. Peterson held a variety of positions with Post Properties, Inc. including, most recently, Executive Vice President, Finance. While at Post Properties, Inc., which he joined in 1989, Mr. Peterson managed all capital markets activities, maintained all rating agency relationships and oversaw accounting, budgeting and financial reporting functions. Mr. Peterson is a Certified Public Accountant, is a member of the National Association of Real Estate Investment Trusts and currently serves as Co-Chairman of its Accounting Committee and Adjunct member of the Best Financial Practices Task Force. He is a member of the Tax Policy Advisory Board of the National Realty Committee and the University of Florida Real Estate Advisory Board.

    MR. BUTTE has served as Senior Vice President and Chief Investment Officer of the Company with primary responsibility for acquisition due diligence and financing since December 1997. From 1988 to December 1997, Mr. Butte worked at Penn Square Properties, Inc. Prior to joining Penn Square Properties, Inc., he spent five years in public accounting as a manager in the audit department of Asher & Company, specializing in providing financial and accounting services to companies in the real estate industry. Mr. Butte is a Certified Public Accountant.

    MR. BEGIER has served as Senior Vice President of the Company since December 1997 with primary responsibility for the Company's acquisition activities. Mr. Begier joined Penn Square Properties, Inc. in 1995 and worked there until December 1997. Prior to working for Penn Square Properties, Inc., he worked for eight years as a real estate broker with the Pennsylvania office of Cushman & Wakefield where he was responsible for leasing, sales and acquisition of commercial and industrial properties.

    MR. LEE has served as Senior Vice President of the Company since March 1998 with primary responsibility for the Company's leasing and marketing activities. From September 1997 until March 1998, he was the regional leasing director for the Philadelphia region of Equity Office Properties. Mr. Lee was with Penn Square Properties, Inc. from 1987 to September 1997 where he was responsible for leasing and marketing activities for various commercial properties. Prior to working for Penn Square Properties, Inc. he was an

Assistant Portfolio Manager in the Private Banking Division of the Boston Safe Deposit and Trust Company.

    MR. RYAN has served as Senior Vice President of the Company since December 1997 with primary responsibility for the Company's property operations and management activities. Mr. Ryan worked at Penn Square Properties, Inc. from 1991 to December 1997 where he was responsible for the management of various commercial offices and industrial properties. Prior to working for Penn Square Properties, Inc. Mr. Ryan worked for four years as a senior property manager for Cushman & Wakefield's Pennsylvania office and as a project manager for American Building Maintenance from 1984 through 1986. Mr. Ryan is certified as a Real Property Administrator by the Building Owners and Managers Association.

    MR. MCKENNA has served as Vice President and Treasurer of the Company since January 1998. Mr. McKenna was previously employed as a Senior Manager in the Real Estate Services Group of Arthur Andersen LLP's Philadelphia office. He has over 12 years experience providing consulting and accounting services to publicly and privately-owned real estate companies; over 11 years of his experience was obtained as an employee of Arthur Andersen LLP. Mr. McKenna is a Certified Public Accountant.

    MS. PANCOAST has served as Vice President of the Company since December 1997 with responsibility for the Company's leasing activities related to office properties. Prior to rejoining Penn Square Properties, Inc. in October 1995, she spent two years with Bell Atlantic Properties, the real estate subsidiary of Bell Atlantic, where she was director of property management for over 600,000 square feet of properties located in the Philadelphia region. From September 1990 until September 1993 she was responsible for leasing over 600,000 square feet of office properties located in Philadelphia for Penn Square Properties, Inc. From September 1986 until September 1990, she worked as a real estate broker for The Flynn Company, a manager and developer of office and industrial properties in the Philadelphia region.

    MR. ANDERSON has served as Vice President of the Company since August 1998 with primary responsibility for the operations and management of the properties located in New York State. Mr. Anderson was previously employed by Pioneer Management Services Company, an affiliate of Pioneer Development, LLC since March 1996 as director of property management where he managed over five million square feet of office and retail properties located in the northeastern region of the United States. From March 1993 until March 1996, he was vice president of property management for United Properties, Inc. a developer and manager of commercial properties located in Minneapolis, Minnesota. Prior to March 1993, he was director of property management for the Trammell Crow Company's Milwaukee, Wisconsin office for three years and managed over six million square feet of office and industrial properties. He has over twenty years of property management experience.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

    The following table sets forth, for the three years ended December 31, 1998, the compensation earned by or paid to each of the Company's chief executive officers who served in such capacity during such fiscal year, as well as the four (4) most highly compensated executive officers of the Company serving as an executive officer of the Company on December 31, 1998.

SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                                     AWARDS
                                              ANNUAL COMPENSATION            ----------------------
                                     -------------------------------------   RESTRICTED  SECURITIES
                                                              OTHER ANNUAL     STOCK     UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION(1)       YEAR   SALARY    BONUS   COMPENSATION   AWARDS(2)   OPTIONS(#)   COMPENSATION
-----------------------------------  ----  --------  -------  ------------   ---------   ----------   ------------
Jeffrey E. Kelter..................  1998  $200,000  $    --    $  9,600(3)    7,586           --         $ --
  President and Chief                1997  $  7,692  $    --    $     --          --           --         $ --
  Executive Officer(1)               1996  $     --  $    --    $     --          --           --         $ --

David F. McBride...................  1998  $200,000  $    --    $  9,600(3)    3,793           --         $ --
  Chairman(1)                        1997  $  7,692  $    --    $     --          --           --         $ --
                                     1996  $     --  $    --    $     --          --           --         $ --

John B. Begier.....................  1998  $125,000  $    --    $205,257(4)    7,112      102,500         $ --
  Senior Vice President(5)           1997  $  1,538  $    --    $     --          --           --         $ --
                                     1996  $     --  $    --    $     --          --           --         $ --

Charles C. Lee.....................  1998  $125,000  $    --    $126,486(6)    3,793       87,500         $ --
  Senior Vice President              1997  $     --  $    --    $     --          --           --         $ --
                                     1996  $     --  $    --    $     --          --           --         $ --

Stephen J. Butte...................  1998  $125,000  $    --    $  5,000(7)    3,793       87,500         $ --
  Senior Vice President(5)           1997  $  4,038  $    --    $     --          --           --         $ --
                                     1996  $     --  $    --    $     --          --           --         $ --

------------------------------

(1) Mr. Kelter and Mr. McBride became executive officers of the Company on December 12, 1997 as part of the 1997 Reorganization. Mr. Kelter was named as Chief Executive Officer in December 1998.

(2) Restricted stock awards were granted on December 11, 1998 at $14.50 per share. These awards vest over a two-year period from the grant date.

(3) Consists of automobile allowance paid to these executives in 1998.

(4) Comprised of (i) $200,257 paid for leasing and property brokerage services provided by Mr. Begier to the Management Company, and (ii) $5,000 automobile allowance. Does not include $567,900 paid by the Management Company to Mr. Begier in 1998 for commissions earned by Mr. Begier as an employee of Penn Square Properties, Inc. prior to becoming an executive officer of the Company as part of the 1997 Reorganization.

(5) Mr. Begier and Mr. Butte became executive officers of the Company on December 12, 1997 as part of the 1997 Reorganization.

(6) Comprised of (i) $121,486 paid for leasing and brokerage services provided by Mr. Lee to the Management Company and (ii) $5,000 automobile allowance.

(7) Mr. Butte received a $5,000 automobile allowance. Does not include $86,930 paid by the Management Company to Mr. Butte in 1998 for commissions earned by Mr. Butte as an employee of Penn Square Properties, Inc. prior to becoming an executive officer of the Company as part of the 1997 Reorganization.

OPTION GRANTS IN YEAR ENDED DECEMBER 31, 1998

    The following table provides information with respect to the above named executive officers regarding options or stock appreciation rights ("SARs") granted to such persons during the Company's year ended December 31, 1998. No SARs were granted in 1998. Options granted in 1998 vest over either a two, three or five year period and have an exercise price equal to the market price on the date of the grant.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)

                                                                                                              POTENTIAL REALIZABLE
                                                                                                                   VALUES AT
                                                                                                              ASSUMED ANNUAL RATE
                                      NUMBER OF     PERCENT OF TOTAL                                                OF STOCK
                                      SECURITIES      OPTIONS/SARS                                             PRICE APPRECIATION
                                      UNDERLYING       GRANTED TO      EXERCISE OR    VESTING                   FOR OPTION TERM
                                     OPTIONS/SARS     EMPLOYEES IN     BASE PRICE    PERIOD IN   EXPIRATION   --------------------
NAME                                   GRANTED        FISCAL YEAR       PER SHARE      YEARS        DATE         5%        10%
-----------------------------------  ------------   ----------------   -----------   ---------   ----------   --------  ----------
David F. McBride...................         --              --               --         --              --          --          --

Jeffrey E. Kelter..................         --              --               --         --              --          --          --

John B. Begier.....................     37,500            6.2%           $16.50          5(1)       1/9/08    $389,129  $  986,128

                                        65,000           10.8%           $14.50          3(2)     12/11/08    $592,733  $1,502,102

Charles C. Lee.....................     37,500            6.2%           $16.50          5(1)       1/9/08    $389,129  $  989,128

                                        50,000            8.3%           $14.50          3(2)     12/11/08    $455,949  $1,155,463

Stephen J. Butte...................     37,500            6.2%           $16.50          5(1)       1/9/08    $389,129  $  986,128

                                        50,000            8.3%           $14.50          3(2)     12/11/08    $455,949  $1,155,463

------------------------

(1) These options vest on the following schedule:

Year 1 through Year 2         0%
Year 3                       20%
Year 4                       40%
Year 5                       40%

(2) These options vest one-third each year over a three-year period.

    During the year ended December 31, 1998, none of the executive officers exercised any stock options or SARs.

EMPLOYMENT AGREEMENTS

    On December 12, 1997, the Company entered into employment agreements with each of David F. McBride and Jeffrey E. Kelter to serve as the Chairman and President of the Company, respectively. The initial term of each such agreement is for three years with successive one-year renewal terms thereafter until terminated. Each agreement provides for an annual base salary of $200,000 together with such additional compensation as may be awarded from time to time by the Board and further provides that each of Messrs. McBride and Kelter shall devote substantially all of their working time to the Company's business activities. In February 1999, the Compensation Committee approved an increase in Mr. Kelter's annual compensation to $250,000. In the event of the death, disability or termination of the employment without cause or the involuntary termination of such executive's employment, the executive is entitled to receive a lump sum payment equal to the executive's base salary plus the prior year's bonus times the longer of one year or the remainder of the term of the employment agreement. Each agreement also restricts such executive from engaging in activities in competition with the Company in the ownership, development, construction, management or operation of office or industrial properties (except that David F. McBride may continue to be a director of certain McBride-family real estate related companies) during his term of employment and during the period during which he serves as a director of the Company and ending one year after the later of the termination of his employment and the date he ceases to be a director of the Company.

    On August 15, 1998, the Company entered into an employment agreement with Timothy A. Peterson to serve as the Senior Vice President and Chief Financial Officer of the Company for an initial term of two years with successive one-year renewal terms thereafter until terminated. The agreement provides for an annual base salary of $200,000 together with such additional compensation as may be awarded from time to time by the Board, including a minimum bonus of $100,000 in the second year of the term, and further provides that Mr. Peterson receive stock options with respect to 50,000 shares of Common Stock. Under the agreement, the Company has loaned $392,600 to Mr. Peterson on an interest-free, recourse basis to enable him to purchase 25,000 shares of Common Stock of which, $33,333.33 will be forgiven on each of the first three anniversaries of his employment, if he is employed by the Company on such date. The Company has also agreed to reimburse Mr. Peterson for certain costs he incurred in connection with his relocation. In the event of the death or disability of Mr. Peterson, the stock options initially granted to him under the employment agreement would become immediately vested. In the event of a termination of Mr. Peterson's employment without cause or for good reason or an involuntary termination of such employment, Mr. Peterson is entitled to receive a lump sum payment equal to his base salary plus the prior year's bonus, or, if greater, $100,000. In addition, upon such a termination, the stock options initially granted under the agreement become immediately vested and $300,000 of the loan made, to Mr. Peterson by the Company to permit his purchase of Company stock will be forgiven. The agreement provides that, in the event that Mr. Peterson's employment with the Company terminates for any reason other than death, disability or cause within the one-year period to follow a change in control (as defined in the agreement) of the Company, Mr. Peterson is entitled to receive a lump sum equal to two times the sum of his base salary and the prior year's bonus, all outstanding unvested options held by Mr. Peterson will become vested and exercisable, and the loan described above will be forgiven. The agreement also restricts Mr. Peterson from engaging in activities in competition with the Company in the ownership, development, construction, management or operation of office or industrial properties during his term of employment and during the period during which he serves as a director of the Company and ending one year after the later of the termination of his employment and the date he ceases to be a director of the Company.

                   BOARD OF DIRECTORS COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INCLUDING PREVIOUS FILINGS THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THIS REPORT AND THE PERFORMANCE GRAPH FOLLOWING IT SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

THE COMPENSATION COMMITTEE

    The Compensation Committee of the Board was formed in January 1998 and is composed of two of the Company's independent outside directors, Messrs. Timothy McBride and Mulvihill. The Compensation Committee is responsible for administering the policies which govern the Company's executive compensation.

OBJECTIVES OF EXECUTIVE COMPENSATION

    The Compensation Committee strives to provide the proper incentives to management to maximize the Company's performance in order to serve the best interests of its stockholders. As a result, the Compensation Committee focuses on incentive awards, such as stock option grants, restricted stock awards and deferred income awards (as described below), as opposed to large salary increases, to emphasize performance related incentive compensation. In establishing compensation for executive officers, the Compensation Committee considers industry data, the recommendations of third-party consultants and the Company's financial performance and industry position.

INCENTIVE REWARDS

    The Compensation Committee currently grants stock option and other incentive awards to the executive officers under the Company's Amended and Restated 1993 Omnibus Incentive Plan (the "Omnibus Plan"). In addition, the Company has granted certain interest-free loans to certain executive officers of the Company, and has agreed to guarantee loans obtained by certain executive officers of the Company, in order for these executive officers to acquire the Company's Common Stock. Such loans and guarantees are granted to provide incentive to improve stockholder value over the long-term and to encourage and facilitate executive stock ownership. Stock options are granted at the market price of the Common Stock at the date of grant to ensure that executive officers can only be rewarded for appreciation in the price of the Common Stock when the Company's stockholders are similarly benefited. The Compensation Committee determines those executive officers who will receive incentive award grants and the size of such awards.

CHAIRMAN AND CEO COMPENSATION

    The salary paid to David F. McBride (Chairman) and Jeffrey E. Kelter (President and Chief Executive Officer) in 1998 was set by their respective employment agreements. The incentive awards, which consisted of grants of restricted stock, awarded for 1998 performance to Messrs. David McBride and Kelter were based on a number of factors, including: (i) the significant growth in the Company's funds from operations per share, property portfolio, and market capitalization during 1998; (ii) compensation levels of chief executive officers of other office and industrial real estate investment trusts, based in part on a peer group survey prepared by Arthur Andersen LLP; and (iii) the impact of the compensation arrangements on the Company's earnings and funds from operations. The Compensation Committee did not separately rank the importance of each of those factors and did not follow a formula in arriving at the compensation arrangements that were approved.

EXECUTIVE OFFICER COMPENSATION

    In determining the salary and incentive awards granted to the other executive officers, the Compensation Committee considered the same factors that it considered in awarding compensation and incentive awards to Messrs. David F. McBride and Kelter, and also considered the recommendations of Messrs. David F. McBride and Kelter.

ANNUAL REVIEW

    The Compensation Committee annually evaluates the performance of the President and Chief Executive Officer and the other executive officers of the Company, as well as the Company's performance. In setting the salary levels for compensation, the Compensation Committee compares the total annual compensation of the President and the other executive officers to the executive compensation of executive officers of other publicly-held REITs. Personal performance can include such qualitative factors as organizational and management development exhibited from year to year. Generally the Compensation Committee will meet prior to the beginning of each fiscal year to establish base salary and performance targets for the upcoming year and will meet again at the beginning of each year to review performance and approve incentive awards for the preceding fiscal year.

$1 MILLION LIMIT ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility on the Company's tax return of compensation over $1 million to any of the named executive officers of the Company unless, in general, the compensation meets certain "performance-based" requirements. The Company does not expect any compensation in excess of the Section 162(m) limitations to be paid in the foreseeable future, and has generally not endeavoured to structure compensation to be eligible for an exception under Section 162(m). However, option grants under the Omnibus Plan have generally been structured with the intent that such grants be qualified for an exemption from Section 162(m).

    The Compensation Committee believes that it has designed and implemented a compensation structure which provides appropriate awards and incentives for the Company's executive officers as they work to sustain and improve the Company's overall performance.

    Submitted by the Compensation Committee:

       Timothy B. McBride
       James R. Mulvihill

                         SHARE PRICE PERFORMANCE GRAPH

    The Company's Common Stock first commenced public trading on November 10, 1993 in connection with the Company's underwritten initial public offering of common stock. The graph set forth below compares, for the period of November 10, 1993 through December 31, 1998, the cumulative total return to holders of Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500") and the NAREIT Equity REIT Total Return Index ("NAREIT Index"). Total return values for the S&P 500, the NAREIT Index and the Common Stock were calculated based on cumulative total return assuming the investment of $100 on November 10, 1993, and assuming reinvestment of dividends. The stockholder return shown on the graph below is not necessarily indicative of future performance.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
           AMERICAN REAL ESTATE INVESTMENT CORPORATION COMMON STOCK,
                         S&P 500 AND THE NAREIT INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            AMERICAN REAL ESTATE    S&P 500       NAREIT

           Investment Corporation      Index   Equity (IN %)
Dec-93                     100.00     100.00          100.00
Jan-94                     109.55     103.35          102.91
Feb-94                     102.82     100.56          107.38
Mar-94                      96.18      96.19          103.40
Apr-94                      97.84      97.44          105.16
May-94                      92.23      99.02          107.50
Jun-94                      88.82      96.58          105.31
Jul-94                      99.07      99.77          104.79
Aug-94                     103.56     103.84          105.11
Sep-94                     100.05     101.33          103.15
Oct-94                     107.96     103.65           99.58
Nov-94                     102.93      99.85           96.15
Dec-94                      99.32     101.31          103.17
Jan-95                      99.32     103.94          100.92
Feb-95                     104.10     107.97          103.41
Mar-95                     105.96     111.17          103.00
Apr-95                     105.96     114.41          102.97
May-95                     105.96     118.92          107.35
Jun-95                     117.41     121.72          109.05
Jul-95                     127.90     125.77          110.93
Aug-95                     122.17     126.11          112.26
Sep-95                     125.99     131.40          114.19
Oct-95                     129.81     130.94          111.74
Nov-95                     121.23     136.70          112.76
Dec-95                     123.47     139.23          118.92
Jan-96                     129.35     143.97          120.88
Feb-96                     135.23     145.30          122.29
Mar-96                     134.62     146.70          121.63
Apr-96                     138.64     148.86          122.24
May-96                     138.64     152.70          125.40
Jun-96                     140.05     153.28          127.04
Jul-96                     133.87     146.51          128.00
Aug-96                     135.93     149.60          133.03
Sep-96                     131.22     158.02          135.35
Oct-96                     134.40     162.38          139.37
Nov-96                     137.57     174.65          145.72
Dec-96                     151.79     171.19          160.86
Jan-97                     160.46     181.89          162.66
Feb-97                     164.80     183.31          162.33
Mar-97                     164.21     175.78          161.98
Apr-97                     166.43     186.28          157.52
May-97                     161.99     197.62          162.16
Jun-97                     174.72     206.47          170.04
Jul-97                     178.13     222.90          175.29
Aug-97                     218.98     210.42          174.87
Sep-97                     292.15     221.94          190.13
Oct-97                     266.85     214.53          184.99
Nov-97                     277.21     224.46          188.99
Dec-97                     358.31     228.32          193.45
Jan-98                     317.61     230.84          192.43
Feb-98                     328.07     247.49          189.16
Mar-98                     376.37     260.16          192.55
Apr-98                     374.02     262.80          186.28
May-98                     369.90     258.28          184.97
Jun-98                     328.75     268.77          183.72
Jul-98                     328.75     265.91          171.79
Aug-98                     285.89     227.46          155.58
Sep-98                     279.02     242.03          164.39
Oct-98                     286.28     261.71          161.35
Nov-98                     259.88     277.57          163.72
Dec-98                     314.33     293.57          159.59

------------------------

* The NAREIT Index (consisting of 210 REITs with a total market capitalization of approximately $138.3 billion at December 31, 1998) is maintained by the National Association of Real Estate Investment Trusts, Inc., is published monthly, and is based on the last closing prices of the preceding month.

                             PRINCIPAL STOCKHOLDERS

    The following table sets forth, as of April 26, 1999, information with respect to each person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act of 1934, as amended) who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock as well as shares of Common Stock beneficially owned by all directors and executive officers of the Company and all directors and executive officers of the Company as a group. The table also includes the number of OP Units owned, as of April 26, 1999, by such persons. Any owner of OP Units may convert its OP Units into shares of Common Stock or, at the election of the Company, the cash equivalent thereof (the "Conversion Right"). As of April 26, 1999, the Company had 7,501,747 shares of Common Stock outstanding, not including 6,988,542 shares reserved for issuance upon conversion of OP Units, 300,000 shares reserved for issuance upon conversion of Convertible Preferred Units, 800,000 shares reserved for issuance upon conversion of Series A Convertible Preferred Stock, par value $.001 per share (the "Preferred Stock") and 1,314,250 shares reserved for issuance upon conversion of OP Unit and Common Stock warrants, and other outstanding options.

                                                  AMOUNT AND
                                                  NATURE OF
NAME AND ADDRESS OF BENEFICIAL                    BENEFICIAL        PERCENT OF
HOLDER OR IDENTITY OF GROUP                        OWNER(1)            CLASS       OWNERSHIP OF OP UNITS
--------------------------------------------  ------------------  ---------------  ---------------------
Jeffrey E. Kelter...........................          721,222             6.31%             613,636(2)
  c/o American Real Estate
  Investment Corporation
  620 W. Germantown Pike, Suite 200
  Plymouth Meeting, PA 19462

Robert J. Branson...........................           78,307(3)             *               22,727(3)
  Linden & Branson
  1133 Connecticut Avenue NW
  Suite 902
  Washington, DC 20036

James R. Mulvihill..........................          363,612(4)          3.18%             216,402(4)
  5700 Piedmont
  Cherry Hills Village, CO 80111

David H. Lesser.............................        1,948,087(5)         17.05%             181,818(5)
  c/o Hudson Bay Partners II, L.P.
  237 Park Avenue, Suite 900
  New York, NY 10017

David F. McBride............................          435,189(6)          3.81%             299,442(6)
  c/o American Real Estate
  Investment Corporation
  620 W. Germantown Pike, Suite 200
  Plymouth Meeting, PA 19462

Francesco Galesi............................          830,471(7)          7.27%             829,795(7)
  c/o Galesi Management Corporation
  100 State Street
  Albany, NY 12207-1800

Michael J. Falcone..........................              377                *              122,948(8)
  c/o Pioneer Development Company
  250 South Clinton Street
  Syracuse, NY 13202-1258

                                                  AMOUNT AND
                                                  NATURE OF
NAME AND ADDRESS OF BENEFICIAL                    BENEFICIAL        PERCENT OF
HOLDER OR IDENTITY OF GROUP                        OWNER(1)            CLASS       OWNERSHIP OF OP UNITS
--------------------------------------------  ------------------  ---------------  ---------------------
Timothy B. McBride..........................          398,556             3.49%             221,137(9)
  4939 Quebec Street Northwest
  Washington, DC 20016

Evan Zucker.................................          127,636(10)         1.12%              29,391(10)
  1670 Broadway--Suite 3350
  Denver, CO 80202

Timothy A. Peterson.........................           28,793                *                    0
  c/o American Real Estate
  Investment Corporation
  620 W. Germantown Pike, Suite 200
  Plymouth Meeting, PA 19462

Stephen J. Butte............................           15,293                *                    0
  c/o American Real Estate
  Investment Corporation
  620 W. Germantown Pike, Suite 200
  Plymouth Meeting, PA 19462

Timothy E. McKenna..........................            6,138                *                    0
  c/o American Real Estate
  Investment Corporation
  620 W. Germantown Pike, Suite 200
  Plymouth Meeting, PA 19462

Hudson Bay Partners II, L.P. ...............        1,936,363(5)         16.95%             181,818(5)
  237 Park Avenue, Suite 900
  New York, NY 10017

CRA Real Estate Securities, L.P. ...........          703,296(11)         6.15%                   0
  259 Radnor-Chester Road
  --Suite 200
  Radnor, PA 19087

New York State Common Retirement Fund.......          720,743             6.31%                   0
  633 Third Avenue, 31st Floor
  New York, NY 10017

AEW Targeted Securities Fund, L.P. .........        1,212,120(12)        10.61%                   0
  225 Franklin Street
  Boston, MA 02109
  Attn: AEW TSF, L.L.C.

All Officers and Directors as a group.......        4,953,681            43.35%           2,537,296

------------------------

*   Less than 1%.

(1) Includes shares issuable on exercise of the Conversion Right if such right is exercisable within 60 days of April 26, 1999.

(2) Includes 613,636 shares of Common Stock issuable on exercise of the Conversion Right; which number includes a warrant to purchase 250,000 OP Units held by Mr. Kelter.

(3) Includes 34,545 shares of Common Stock held by a limited liability company in which Mr. Branson is a principal owner, 10,909 shares of common stock held through a limited partnership interest in McBride Branson Associates and 22,727 shares of Common Stock issuable on exercise of the Conversion Right with respect to OP Units beneficially owned through a limited partnership interest in McBride Hudson Bay, L.P.

(4) Includes 76,389 OP Units and 190 shares held by Mr. Mulvihill's wife, as to which Mr. Mulvihill disclaims any beneficial interest. Includes 128,456 and 2,194 OP Units held by Mr. Mulvihill's parents and siblings, respectively, and 57,359 shares directly and indirectly owned by Mr. Mulvihill's parents, as to which Mr. Mulvihill disclaims any beneficial interest.

(5) Includes 300,000 shares of Common Stock issuable to Hudson Bay Partners II, L.P. upon exercise of a stock purchase warrant at an exercise price of $11.00 per share, which expires on December 12, 2004. Mr. Lesser is President, sole director and sole shareholder of Hudson Bay Partners, Inc., the general partner of Hudson Bay Partners II, L.P., and, as a result of such affiliation, may be deemed to have shared voting and dispositive power over the 1,754,545 shares of Common Stock owned by Hudson Bay Partners II, L.P.; however, Mr. Lesser expressly disclaims beneficial ownership of any Common Stock not directly owned by him. Also includes 181,818 shares of Common Stock issuable on exercise of the Conversion Right with respect to OP Units beneficially owned by Hudson Bay through a limited partnership interest in McBride Hudson Bay, L.P.

(6) Includes 1,031 shares of Common Stock owned by a limited liability corporation in which Mr. McBride has an ownership interest and 101 shares of Common Stock owned by a trust, in the name of Mr. McBride's deceased father, for which Mr. McBride is a trustee. Also includes a warrant to purchase 125,000 OP Units held by Mr. McBride. Also includes 299,442 shares of Common Stock issuable on exercise of the Conversion Right with respect to 294,572 OP Units beneficially owned through a limited partnership interest in McBride Hudson Bay, L.P. and 4,870 OP Units owned by a trust, in the name of Mr. McBride's deceased father, for which Mr. McBride is the sole trustee.

(7) Includes 829,795 shares of Common Stock issuable upon exercise of the Conversion Right on such OP Units. All of Mr. Galesi's ownership is held through various corporations in which Mr. Galesi owns a controlling ownership interest.

(8) The OP Units are subject to a lock-up agreement contained in the Pioneer Contribution Agreement prohibiting exercise of the Conversion Right on such OP Units until after August 19, 1999. Includes 5,391 OP Units beneficially owned through a limited partnership interest in Pioneer Partners I, L.P.

(9) Includes 11,364 shares of Common Stock held jointly by Mr. McBride and his wife and 1,290 shares of Common Stock owned by a limited liability corporation in which Mr. McBride has an ownership interest and 202 shares of Common Stock owned by a trust, in the name of Mr. McBride's mother, for which Mr. McBride is the sole trustee. Also includes 221,137 shares of Common Stock issuable on exercise of the Conversion Right with respect to 211,977 OP Units beneficially owned through a limited partnership interest in McBride Hudson Bay, L.P. and 9,160 OP Units owned by a trust, in the name of Mr. McBride's mother, for which Mr. McBride is the sole trustee.

(10) Includes 29,391 shares of Common Stock issuable on exercise of the Conversion Right; which number includes 1,027 of such OP Units held by Mr. Zucker's parents and siblings, as to which Mr. Zucker disclaims beneficial ownership.

(11) These shares of Common Stock are beneficially owned by accounts managed by CRA Real Estate Securities, L.P. and CRA Real Estate Securities, L.P. expressly disclaims beneficial ownership of any shares of Common Stock not directly owned by it.

(12) Includes 1,212,120 shares of Common Stock issuable upon conversion of 800,000 shares of Preferred Stock which are beneficially owned by accounts managed by AEW Targeted Securities Fund, L.P. AEW Targeted Securities Fund, L.P. expressly disclaims beneficial ownership of any shares of Common Stock or Preferred Stock not directly owned by it. These shares of Series A Convertible Preferred Stock are convertible at $16.50 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    ISSUANCE OF STOCK AND LOAN TO MR. KELTER. On April 21, 1999, the Company issued 100,000 shares of Common Stock to Mr. Kelter in return for a promissory note in the amount of $1.3 million. The purchase price of $13 per share represented the market price of the Common Stock on the date of the grant by the Compensation Committee. The note is an interest-free demand note which is forgivable by the Company over a seven-year period. In addition, the loan will be forgiven if Mr. Kelter is no longer employed by the Company after a change of control of the Company. If Mr. Kelter's employment is terminated for any reason other than a change of control, Mr. Kelter must repay the loan or surrender shares of Common Stock to the Company (at a value of $13 per share) sufficient to repay the outstanding principal balance of the Note. The Company granted certain registration rights to Mr. Kelter.

    EMPLOYMENT AGREEMENT. In connection with his employment as Chief Financial Officer of the Company in August 1998, Mr. Peterson entered into an employment agreement with the Company. As part of the conditions of his employment agreement, the Company has loaned $392,600 to Mr. Peterson in order for him to acquire 25,000 shares of the Company's common stock on an interest-free, recourse basis and the Company has agreed to reimburse him for certain costs he incurs in connection with his relocation.

    EMPLOYEE LOAN GUARANTEES BY COMPANY. The Company has agreed to guarantee loans obtained by certain executive officers of the Company in order for these executive officers to acquire the Company's Common Stock. As of April 26, 1999, the Company has guaranteed approximately $687,000 of such loans.

    OP UNITS. On April 30, 1998, the Company, through the Operating Partnership, issued 1,362,940 OP Units to the Galesi Group and its affiliates, which includes Francesco Galesi, a director of the Company, as part of the Company's acquisition of a ten building portfolio of office and industrial facilities in Albany, New York (collectively, the "Galesi Portfolio"). The purchase price of the Galesi Portfolio of approximately $58 million was funded through the assumption of approximately $18.0 million in debt, $18.5 million from our senior secured revolving credit facility and the issuance of the OP Units. The sellers of the Galesi Portfolio were not affiliated with the Company or the Operating Partnership prior to the transaction. The Company based its determination of the purchase price of the Galesi Portfolio on the expected cash flow, physical condition, location, competitive advantages, existing tenancies and opportunities to retain and attract additional tenants. The purchase price was determined through arm's length negotiation between the Company and the sellers. Francesco Galesi became a director of the Company on May 5, 1998, as part of the acquisition of the Galesi Portfolio.

    On August 19, 1998, the Company, through the Operating Partnership, issued 1,170,893 OP Units to various entities affiliated with Pioneer Development Company, LLC and Michael J. Falcone, a director of the Company, as part of the Company's acquisition of the Pioneer Portfolio located in northern New York State. The purchase price of the Pioneer Portfolio, including closing costs, was approximately $87.6 million and was funded through the assumption of approximately $5.5 million in debt, $51.0 million from the Company's senior secured revolving credit facility, the issuance of the OP Units and the issuance of 720,743 shares of Common Stock for an aggregate purchase price of $11.4 million to the New York State Common Retirement Fund as a partial repayment of certain indebtedness encumbering certain properties in the Pioneer Portfolio. As part of this transaction, the Company and the Operating Partnership also agreed to acquire three additional office properties and were given an option to acquire two additional properties. The sellers of the Pioneer Portfolio were not affiliated with the Company or the Operating Partnership prior to acquisition of the Pioneer Portfolio. The Company based its determination of the purchase price of the Pioneer Portfolio on the expected cash flow, physical condition, location, competitive advantages, existing tenancies and opportunities to retain and attract additional tenants. The purchase price was determined by arm's length negotiation between the Company and the sellers. Michael J. Falcone became a director of the Company on August 19, 1998, as part of the acquisition of the Pioneer Portfolio.

    COMMON STOCK. On July 9, 1998, the Company sold in a private placement 1,092,051 shares of Common Stock for an aggregate purchase price of $18,018,841 ($16.50 per share) to several institutional purchasers including 102,051 shares of Common Stock which were sold to certain accounts managed by CRA Real Estate Securities, L.P. (a beneficial owner of more than 5% of the Common Stock (a "5% Holder")). The purchase price was determined through arm's length negotiation between the Company and the purchasers. The purchase price will be adjusted on the earlier of the first business day after the first anniversary of the closing or the first business day after a the occurrence of certain events if the average price of the Company's Common Stock for a 30-day period preceding such date is greater than $19.50 or less than $15.50 per share of Common Stock. The Company granted certain registration rights to the purchasers.

    SPIN-OFF. As part of the 1997 Reorganization, the Company organized and agreed to spin-off at a later date a subsidiary of the Company to enable Messrs. Mulvihill and Zucker, each directors of the Company, to pursue real estate investment opportunities other than in the office and industrial sectors. The terms of the spin-off have not yet been determined.

    LEASES. The Company has leases with companies in which David F. McBride is an officer, and for certain of these companies, a shareholder. As of April 26, 1999, the annual aggregate base rental revenue under these leases was approximately $235,000. The Company has a lease for approximately 17,575 square feet with a company in which Michael Falcone serves as Chairman. As of April 26, 1999, the annual aggregate base rental revenue for this lease is approximately $354,000. The Company has a lease for approximately 73,000 square feet with a company in which Francesco Galesi is an executive officer and a beneficial owner of common stock. As of April 26, 1999, the annual aggregate base rental revenue for this lease is approximately $481,000.

    PAYMENTS FOR SERVICES TO AFFILIATES OF DIRECTORS. The Company incurred costs during 1998 related to capital and tenant improvements of $397,000, leasing commissions of $92,000, repair and maintenance costs and other costs of $55,000 which were earned by companies in which the Company's Chairman and one of its directors are officers and shareholders.

    MANAGEMENT COMPANY. Through the Operating Partnership's 100% ownership of the preferred stock of the Management Company, the Operating Partnership is entitled to receive 95% of the amounts paid as dividends by the Management Company. The remaining amounts paid as dividends by the Management Company are paid to the holders of common stock of the Management Company. To date, the Management Company has not declared or paid any dividends. Mr. Kelter, Hudson Bay Partners, L.P. and McBride Hudson Bay, L.P., own 40%, 30% and 30%, respectively, of the common stock of the Management Company. Mr. Lesser is the president, sole director and sole shareholder of the general partner of Hudson Bay Partners, L.P., and Hudson Bay. Hudson Bay (a 5% Holder) is an affiliate of Hudson Bay Partners, L.P. Messrs. Timothy B. McBride and David F. McBride and Hudson Bay have an interest in McBride Hudson Bay, L.P. The Operating Partnership, in the normal course of business, advances funds to the Management Company to fund working capital needs. The Operating Partnership has a management agreement with the Management Company for property management and leasing services. Under the terms of this Agreement the Management Company receives a management fee based upon a percentage of rent for all properties it manages. In 1998, the Management Company received $1,119,000 in management fees from the Company. In addition, the Management Company is reimbursed for the salaries of certain employees involved in management and operations of the Company's properties and earns leasing commissions on leases brokered by its employees. In 1998, the Management Company received $294,000 in such reimbursements and $84,000 in leasing commissions. The Company believes that the management fee paid to the Management Company is based upon competitive rates.

    The Management Company manages two properties which are owned by entities in which Mr. Kelter has a general partnership interest. In addition, certain other executives of the Company have limited partnership interests in one of these entities.

    PAYMENT OF COMMISSIONS EARNED BY EMPLOYEES OF PENN SQUARE PROPERTIES,
INC. The Management Company paid Mr. Begier (an executive officer of the Company) $567,900 in 1998 for commissions earned by him as an employee of Penn Square Properties, Inc. prior to becoming an executive officer of the Company as part of the 1997 Reorganization. The Management Company also paid Mr. Butte (an executive officer of the Company) $86,930 in 1998 for commissions earned by him as an employee of Penn Square Properties, Inc. prior to becoming an executive officer of the Company as part of the 1997 Reorganization.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and officers of the Company and persons, or "groups" of persons, who own more than 10% of a registered class of the Company's equity securities (collectively, "Covered Persons") to file with the Securities and Exchange Commission and the American Stock Exchange, within specified time periods, initial reports of beneficial ownership, and subsequent reports of changes in ownership, of certain equity securities of the Company. Based solely on its review of copies of such reports furnished to it and upon written representations of Covered Persons that no other reports were required, other than as described below, the Company believes that all such filing requirements applicable to Covered Persons with respect to all periods up to and including 1998 have been complied with on a timely basis other than the following:

                                                                     REPORT FILED
NAME                                    NUMBER OF LATE REPORTS           LATE                  TRANSACTION(S)
-----------------------------------  -----------------------------  ---------------  -----------------------------------
Francesco Galesi...................                    1                  Form 3                     --
Michael J. Falcone.................                    1                  Form 3                     --
Timothy E. McKenna.................                    1                  Form 3                     --
Stephen J. Butte...................                    1                  Form 3                     --
James R. Mulvihill.................                    1                  Form 4     Sale of 3050 shares of common stock
                                                                                               in January 1998
David H. Lesser....................                    4                  Form 4                     (1)

------------------------

(1) Transactions related to the purchase of shares in the following amounts and dates:

       123 shares on March 17, 1998
       122 shares on June 15, 1998
       209 shares on September 11, 1998
       204 shares on November 24, 1998.

                              INDEPENDENT AUDITORS

    It is not the Company's practice to submit to stockholders a proposal for the selection or ratification of the Company's independent certified public accountants, and no such proposal is submitted hereby. The Board has selected Arthur Andersen LLP as the Company's independent auditors for 1999. The Company expects representatives of that firm to be present at the Meeting. They will be given an opportunity to make a statement if they wish to do so, and are expected to be available to respond to appropriate questions.

                            SOLICITATION OF PROXIES

    The cost of soliciting the proxies will be paid by the Company. Directors, officers and employees of the Company may solicit proxies in person, or by mail, telephone, electronic mail or otherwise, but no such person will be compensated for such services. The Company will request banks, brokers and other nominees and fiduciaries to forward proxy materials to beneficial owners of Common Stock held of record by them and will, upon request, reimburse them for their reasonable out-of-pocket expenses in so doing.

                             STOCKHOLDER PROPOSALS

    In order to be eligible for inclusion in the Company's proxy material for the 2000 Annual Meeting of stockholders, stockholders' proposals to take action at such meeting must comply with applicable Securities and Exchange Commission rules and regulations and must be received by the Secretary of the Company at its principal executive offices set forth above no later than January 1, 2000. In addition, any stockholder who wishes to propose a nominee to the Board or submit any other matter to a vote at a meeting of stockholders (other than a stockholder proposal included in the Company's proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Securities and Exchange Act or 1934, as amended), must comply with the advance notice provisions and other requirements of Section 2.8 of the Company's By-laws, which are on file with the Securities and Exchange Commission and may be obtained from the Secretary of the Company upon request.

                           ANNUAL REPORT ON FORM 10-K

    UPON REQUEST, THE COMPANY WILL FURNISH FREE OF CHARGE TO RECORD AND BENEFICIAL OWNERS OF ITS COMMON STOCK A COPY OF ITS 1998 ANNUAL REPORT ON FORM 10-K (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT WITHOUT EXHIBITS). COPIES OF EXHIBITS TO THE FORM 10-K ALSO WILL BE FURNISHED UPON REQUEST AND THE PAYMENT OF A REASONABLE CHARGE. ALL REQUESTS SHOULD BE DIRECTED TO THE SECRETARY OF THE COMPANY AT THE ADDRESS AND TELEPHONE NUMBER OF THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES SET FORTH ABOVE.

                                 OTHER MATTERS

    A copy of the Company's 1998 Annual Report to Stockholders is enclosed but is not to be regarded as proxy solicitation material.

    At the date of this Proxy Statement, management was not aware that any matters not referred to in this Proxy Statement would be presented for action at the meeting. If any other matters should come before the meeting, the persons named in the accompanying form of Proxy will have discretionary authority to vote all Proxies in accordance with their best judgment, unless otherwise restricted by law.

                                          By Order of the Board of Directors
                                          Timothy A. Peterson, Secretary

Dated: April 30, 1999

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

    This AGREEMENT AND PLAN OF MERGER ("Agreement"), dated as of            ,
1999 is entered into by and between American Real Estate Investment Corporation, a Maryland corporation (the "Company"), and Keystone Property Trust, a Maryland statutory real estate investment trust (the "Trust").

    WHEREAS, the respective Boards of Directors of the Company and the Trust have each determined that it is advisable and in the best interests of their respective stockholders to consummate, and have approved upon the terms and subject to the conditions set forth in this Agreement, the merger of the Company with and into the Trust (the "Merger") with the Trust being the surviving entity in the Merger.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Trust agree as follows:

                                   ARTICLE I
                                   THE MERGER

    SECTION 1.01. SURVIVING ENTITY. In accordance with the provisions of this Agreement and Section 3-114 of Maryland General Corporation Law, at the Effective Time (as defined below), the Company shall be merged with and into the Trust, and the Trust shall be the surviving entity in the Merger (the "Surviving Entity"). At the Effective Time, the separate existence of the Company shall cease.

    SECTION 1.02. DECLARATION OF TRUST. The Declaration of Trust of the Trust as in effect immediately prior to the Effective Time shall be the Declaration of Trust of the Surviving Entity from and after the Effective Time, until thereafter amended as provided by law or in such Declaration of Trust.

    SECTION 1.03. BY-LAWS. The By-laws of the Trust as in effect immediately prior to the Effective Time shall be the By-laws of the Surviving Entity from and after the Effective Time, until thereafter amended or repealed as provided by law.

    SECTION 1.04. THE TRUSTEES. The directors of the Company immediately prior to the Effective Time shall be the Trustees of the Surviving Entity from and after the Effective Time and shall hold office until their respective successors are duly elected or appointed and qualified in the manner provided in the Declaration of Trust and By-laws of the Surviving Entity, or as otherwise provided by law.

    SECTION 1.05. OFFICERS. The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Entity from and after the Effective Time and shall hold office until their respective successors are duly elected or appointed and qualified in the manner provided in the Declaration of Trust and By-laws of the Surviving Entity, or as otherwise provided by law.

    SECTION 1.06. EFFECTIVE TIME. Articles of Merger containing the provisions required in Section 3-109 of the Maryland General Corporation Law shall be duly prepared and executed by the Company and the Trust, and thereafter delivered to the State Department of Assessments and Taxation of the State of Maryland (the "Secretary of State") for filing, as provided in Sections 3-107 and 8-501.1 of the Maryland General Corporation Law. The Merger shall become effective at the time of acceptance for record of the Articles of Merger with the Secretary of State in accordance with the provisions of Sections 3-107 and 8-501.1 of the Maryland General Corporation Law (the "Effective Time").

    SECTION 1.07. ADDITIONAL ACTIONS. If, at any time after the Effective Time, the Surviving Entity determines that any deeds, bills of sale, assignments, assurances or any other acts or things are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Entity, its right, title or interest in, to or under any of the rights, properties or assets of the Company acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, the Surviving Entity and its proper officers and directors shall be authorized to execute and deliver, in the name and on behalf of the Company, all such deeds, bills of sale, assignments and assurances and to do, in the name and on behalf of the Company, all such other acts and things necessary or desirable to vest, perfect or confirm any and all right, title or interest in, to or under such rights, properties or assets in the Surviving Entity or otherwise to carry out the purposes of this Agreement.

                                   ARTICLE II
                              CONVERSION OF SHARES

    SECTION 2.01 COMPANY COMMON STOCK AND PREFERRED STOCK. Each share of common stock, par value $0.001 per share of the Company (the "Company Common Stock"), and each share of Series A Convertible Preferred Stock, par value $0.001 per share of the Company (the "Company Preferred Stock"), actually issued and outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, (A) in the case of Company Common Stock, be converted into one validly issued, fully paid and non-assessable share of the common stock, par value $0.001 per share, of the Trust (the "Trust Common Stock") and (B) in the case of Company Preferred Stock, be converted into one validly issued, fully paid and non-assessable share of Series A Convertible Preferred Stock, par value $0.001 per share, of the Trust (the "Trust Preferred Stock"). Certificates representing shares of Company Common Stock and Company Preferred Stock before the Merger will represent the Trust Common Stock and the Trust Preferred Stock, respectively, after the Merger and it will not be necessary for stockholders of the Company to surrender or exchange their existing stock certificates for new stock certificates.

    SECTION 2.02 CANCELLATION OF TREASURY STOCK AND COMPANY COMMON STOCK OWNED BY THE COMPANY. All shares of Company Common Stock that are owned by the Company as treasury stock and any shares of Company Common Stock owned by any wholly-owned Subsidiary (as defined below) of the Company shall be cancelled and retired and shall cease to exist and no stock of the Trust or other consideration shall be delivered in exchange therefor. As used in this Agreement, "Subsidiary" means, with respect to any party, any corporation or other organization, whether incorporated or unincorporated, of which more than fifty percent (50%) of either the equity interests in, or the voting control of, such corporation or other organization is, directly or indirectly through Subsidiaries or otherwise, beneficially owned by such party.

    SECTION 2.03 OPTIONS AND WARRANTS. Each option or warrant to purchase a share of Company Common Stock (a "Company Stock Option") which is outstanding immediately prior to the Effective Time shall be converted into an option or warrant to purchase a share of Trust Common Stock (a "Trust Stock Option"). Each Trust Stock Option and the obligation to issue shares of Trust Common Stock upon exercise of such Trust Stock Option shall be assumed by the Trust effective as of the Effective Time. Fractional shares shall not be issued upon the exercise of Trust Stock Options. Each Trust Stock Option shall otherwise be exercisable upon the same terms and conditions as set forth in the option agreement respecting the Company Stock Option converted into such Trust Stock Option.

                                  ARTICLE III
                                 MISCELLANEOUS

    SECTION 3.01. TERMINATION. This Agreement may be terminated and abandoned by action of the Board of Directors of each of American and the Trust at any time prior to the Effective Time, whether before or after approval by the stockholders of American and the Trust.

    SECTION 3.02. APPROVAL OF STOCKHOLDERS. The respective obligation of each party to effect the Merger is subject to adoption by the requisite vote of the stockholders of each of the Company and the Trust pursuant of Section 3-105 and 8-501.1 of the Maryland General Corporation Law.

    IN WITNESS WHEREOF, each of American and the Trust has executed this Agreement, or has caused this Agreement to be executed on its behalf by a representative duly authorized, all as of the day and year first above written.

                                AMERICAN REAL ESTATE
                                INVESTMENT CORPORATION

                                By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                KEYSTONE PROPERTY TRUST

                                By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                                                       EXHIBIT B

                              DECLARATION OF TRUST
                                       OF
                            KEYSTONE PROPERTY TRUST
                                           , 1999

    DECLARATION OF TRUST made as of the date set forth above by the undersigned Trustee.

                                  WITNESSETH:

    WHEREAS, the Trustees desire to create a trust for the principal purpose of investing in real property and interests therein; and

    WHEREAS, the Trustees desire that such trust qualify as a "real estate investment trust" under the Code, and as a "real estate investment trust" under Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland; and

    WHEREAS, in furtherance of such purpose the Trustees intend to acquire certain real property and interests therein and to hold, manage and dispose of all such property as Trustees in the manner hereinafter stated; and

    WHEREAS, it is proposed that the beneficial interest in the Trust be divided into transferable shares of beneficial interest as hereinafter provided;

    NOW, THEREFORE, it is hereby agreed and declared that the Trustees will hold any and all property of every type and description which they are acquiring or may hereafter acquire as Trustees, together with the proceeds thereof, in trust, to manage and dispose of the same for the benefit of the holders from time to time of the shares of beneficial interest being issued and to be, issued hereunder in the manner and subject to the stipulations contained herein.

                                   ARTICLE I
                                   THE TRUST

    1.1. NAME. The name of the Trust created by this Declaration of Trust shall be "Keystone Property Trust" and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "TRUST" wherever used in this Declaration of Trust, except where the context otherwise requires) shall refer to the Trustees collectively but not individually or personally and not to the officers, agents, employees or Shareholders of the Trust or of such Trustees. If the Trustees determine that the use of such name is not practicable or if the Trustees are contractually bound to change that name, they may use another designation or they may adopt another name under which the Trust may hold property or conduct its activities.

    1.2. PLACES OF BUSINESS. The Trust shall maintain an office in Maryland at c/o The Prentice-Hall Company System, Maryland, 11 East Chase Street, Baltimore, Maryland 21202 or such other place in Maryland as the Trustees may determine from time to time. The Resident Agent of the Trust at such office shall be The Prentice-Hall Company System, Maryland, 11 East Chase Street, Baltimore, Maryland 21202. The resident agent is a Maryland corporation. The Trust may change such Resident Agent from time to time as the Trustees shall determine. The Trust may have such other offices or places of business within or without the State of Maryland as the Trustees may from time to time determine.

    1.3. NATURE OF TRUST. The Trust shall be a real estate investment trust within the meaning of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland. It is also intended that the Trust shall qualify and carry on business as a "real estate investment trust" as described in the Code. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as a general partnership, limited partnership, joint venture, corporation or joint stock company (but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Code); nor shall the Trustees or

Shareholders or any of them for any purpose be, nor be deemed to be, nor be treated in any way whatsoever as, liable or responsible hereunder as partners or joint venturers. The relationship of the Shareholders to the Trustees shall be solely that of beneficiaries of the Trust in accordance with the rights conferred upon them by this Declaration of Trust.

                                   ARTICLE II
                                    TRUSTEES

    2.1. NUMBER, TERM OF OFFICE AND QUALIFICATIONS OF TRUSTEES.

        (a) The number of Trustees shall initially be seven. The number of Trustees may be increased or decreased pursuant to the Bylaws of the Trust (which action may not affect the tenure of office of any Trustee), but shall never be more than fifteen nor less than the minimum number permitted by the laws of the State of Maryland now or hereafter in force.

        (b) The Trustees (other than any Trustee elected solely by holders of one or more classes or series of Preferred Shares) shall be divided into three classes, as nearly equal in number as possible. The Class of Trustees designated as Class I Trustees shall hold office initially for a term expiring at the annual meeting of Shareholders to be held in 2001. The Class of Trustees designated as Class II Trustees shall hold office initially for a term expiring at the annual meeting of Shareholders to be held in 2002. The Class of Trustees designated as Class III Trustees shall hold office initially for a term expiring at the annual meeting of Shareholders to be held in 2000. Trustees elected to succeed those Trustees whose terms have thereupon expired shall be elected for a term of office of three years and until the election and qualification of their successors. If the number of Trustees is changed, any increase or decrease shall be apportioned among the classes so as to maintain or attain, if possible, the equality of the number of Trustees in each class, but in no case will a decrease in the number of Trustees shorten the term of any incumbent Trustee. If such equality is not possible, the increase or decrease shall be apportioned among the classes in such a way that the difference in the number of Trustees in any two classes shall not exceed one. Shareholder votes to elect Trustees shall be conducted in the manner provided in the Bylaws. There shall be no cumulative voting in the election of Trustees. A Trustee shall be an individual at least 21 years of age who is not under legal disability. Unless otherwise required by law, no Trustee shall be required to give bond, surety or security in any jurisdiction for the performance of any duties or obligations hereunder. The Trustees in their capacity as Trustees shall not be required to be Shareholders or to devote their entire time to the business and affairs of the Trust.

        (c) The name and class of the Trustees who shall serve as the initial Trustees after the Closing Date and until their successors are duly elected and qualified is:

NAME                                                                                  CLASS
---------------------------------------------------------------------------------  -----------
Michael J. Falcone...............................................................  Class I

Francesco Galesi.................................................................  Class I

Jeffrey E. Kelter................................................................  Class II

Russell C. Platt.................................................................  Class II

David H. Lesser..................................................................  Class III

David F. McBride.................................................................  Class III

James R. Mulvihill...............................................................  Class III

    2.2. COMPENSATION AND OTHER REMUNERATION. The Trustees shall be entitled to receive such reasonable compensation for their services as Trustees as the Trustees may determine from time to time. The Trustees and officers of the Trust shall be entitled to receive remuneration for services rendered to the Trust in any other capacity. Subject to Sections 5.6 and 5.7 hereof, such services may include, without limitation, services as an officer of the Trust, legal, accounting or other professional services, or services as a broker, transfer agent or underwriter, whether performed by a Trustee or any Person affiliated with a Trustee.

    2.3. RESIGNATION, REMOVAL AND DEATH OF TRUSTEES. A Trustee may resign at any time by giving written notice to the remaining Trustees at the principal office of the Trust. Such resignation shall take effect on the date specified in such notice, without need for prior accounting. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect one or more Trustees, a Trustee may be removed at any time with cause by the affirmative vote of the holders of Shares representing a majority of the total votes authorized to be cast by Shares then outstanding and entitled to vote thereon, voting as a single class. A Trustee judged incompetent or for whom a guardian or conservator has been appointed shall be deemed to have resigned as of the date of such adjudication or appointment. Upon the resignation or removal of any Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the conveyance of any Trust property held in his name, shall account to the remaining Trustees as they require for all property which he holds as Trustee and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his legal representative shall perform the acts set forth in the preceding sentence and the discharge mentioned therein shall run to such legal representative and to the incapacitated Trustee or the estate of the deceased Trustee, as the case may be.

    2.4. VACANCIES.

        (a) If any or all the Trustees cease to be Trustees hereunder, whether by reason of resignation, removal, incapacity, death or otherwise, such event shall not terminate the Trust or affect its continuity. Until vacancies are filled, the remaining Trustee or Trustees (even though fewer than three) may exercise the powers of the Trustees hereunder.

        (b) Subject to the rights of the holders of any class of stock separately entitled to elect one or more Trustees, the stockholders may elect a successor to fill a vacancy on the Board which results from the removal of a Trustee. A Trustee elected by the stockholders to fill a vacancy which results from the removal of a Trustee serves for the balance of the term of the removed Trustee. Subject to the rights of the holders of any class of stock separately entitled to elect one more Trustees, a majority of the remaining Trustees, whether or not sufficient to constitute a quorum, may fill a vacancy on the Board which results from any cause except an increase in the number of Trustees, and a majority of the entire Board may fill a vacancy which results from an increase in the number of Trustees. A Trustee elected by the Board to fill a vacancy serves until the next annual meeting of stockholders and until his or her successor is elected and qualified. If at any time there shall be no Trustees in office, successor Trustees shall be elected by the Shareholders as provided in
    Section 4.9 hereof. Any Trustee elected to fill a vacancy created by the resignation, removal or death of a former Trustee shall hold office for the unexpired term of such former Trustee.

    2.5. SUCCESSOR AND ADDITIONAL TRUSTEES. The right, title and interest of the Trustees in and to the Trust Estate shall also vest in successor and additional Trustees upon their qualification, and they shall thereupon have all the rights and obligations of Trustees hereunder. Such right, title and interest shall vest in the Trustees whether or not conveyancing documents have been executed and delivered pursuant to Section 2.3 hereof or otherwise. Appropriate written evidence of the election and qualification of successor and additional Trustees shall be filed with the records of the Trust and in such other offices or places as the Trustees may deem necessary, appropriate or desirable.

    2.6. ACTIONS BY TRUSTEES.

        (a) The Trustees may act with or without a meeting. A quorum for all meetings of the Trustees shall be a majority of the Trustees; PROVIDED, HOWEVER, that, whenever pursuant to Section 5.7 hereof or otherwise the vote of a majority of a particular group of Trustees is required at a meeting, a quorum for such meeting shall be a majority of the Trustees which shall include a majority of such group.

    Unless specifically provided otherwise in this Declaration of Trust, any action of the Trustees may be taken at a meeting at which a quorum is present by vote of a majority of the Trustees present or without a meeting by written consents of a majority of the Trustees, which consents shall be filed with the records of meetings of the Trustees. Any action or actions permitted to be taken by the Trustees in connection with the business of the Trust may be taken pursuant to authority granted by a meeting of the Trustees conducted by a telephone conference call, and the transaction of Trust business represented thereby shall be of the same authority and validity as if transacted at a meeting of the Trustees held in person or by written consent. The minutes of any Trustees' meeting held by telephone shall be prepared in the same manner as a meeting of the Trustees held in person. The acquisition or disposition of any investment shall require the approval of a majority of Trustees, except as otherwise provided in Section
    5.7 hereof. Any agreement, deed, mortgage, lease or other instrument or writing executed by one or more of the Trustees or by any authorized Person shall be valid and binding upon the Trustees and upon the Trust when authorized or ratified by action of the Trustees or as provided in the Bylaws.

        (b) With respect to the actions of the Trustees, Trustees who have, or are Affiliates of Persons who have, any direct or indirect interest in or connection with any matter being acted upon may be counted for all quorum purposes under this Section 2.6 hereof and, subject to the provisions of
    Section 5.7 hereof, may vote on the matter as to which they or their Affiliates have such interest or connection.

    2.7. COMMITTEES. The Trustees may appoint an audit committee and such other standing committees as the Trustees determine. Each standing committee shall consist of one or more members. Each committee shall have such powers, duties and obligations as the Trustees may deem necessary or appropriate. The standing committees shall report their activities periodically to the Trustees.

    2.8. INDEPENDENT TRUSTEES. Notwithstanding anything herein to the contrary, at all times (except during a period not to exceed sixty (60) days following the death, resignation, incapacity or removal from office of a Trustee prior to the expiration of the Trustee's term of office), two of the Trustees shall be "Independent Trustees." Independent Trustees shall mean Trustees who are not (i) officers of the Trust, (ii) related to officers of the Trust or (iii) holders, or officers or directors of such holders, of more than 5% of the issued and outstanding Shares of capital stock of the Trust on a fully diluted basis.

                                  ARTICLE III
                                TRUSTEES' POWERS

    3.1. POWER AND AUTHORITY OF TRUSTEES. The Trustees, subject only to the specific limitations contained in this Declaration of Trust, shall have, without further or other authorization, and free from any power or control on the part of the Shareholders, full, absolute and exclusive power, control and authority over the Trust Estate and over the business and affairs of the Trust to the same extent as if the Trustees were the sole owners thereof in their own right, and may do all such acts and things as in their sole judgment and discretion are necessary for or incidental to or desirable for carrying out or conducting the business of the Trust. Any construction of this Declaration of Trust or any determination made in good faith by the Trustees as to the purposes of the Trust or the existence of any power or authority hereunder shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of the grant of powers and authority to the Trustees. The enumeration of any specific power or authority herein shall not be construed as limiting the aforesaid powers or the general powers or authority or any other specified power or authority conferred herein upon the Trustees.

    3.2. SPECIFIC POWERS AND AUTHORITY. Subject only to the express limitations contained in this Declaration of Trust and in addition to any powers and authority conferred by this Declaration of Trust or which the Trustees may have by virtue of any present or future statute or rule of law, the Trustees without any action or consent by the Shareholders shall have and may exercise at any time and from time to time the following powers and authorities which may or may not be exercised by them in their sole judgment and discretion and in such manner and upon such terms and conditions as they may from time to time deem proper:

        (a) to retain, invest and reinvest the capital or other funds of the Trust in, and to acquire, purchase, or own, real or personal property of any kind, whether tangible or intangible, wherever located in the world, and make commitments for such investments, all without regard to whether any such property is authorized by law for the investment of trust funds or produces or may produce income; to possess and exercise all the rights, powers and privileges appertaining to the ownership of the Trust Estate; and to increase the capital of the Trust at any time by the issuance of any additional authorized Shares or other Securities of the Trust for such consideration as they deem advisable;

        (b) without limitation of the powers set forth in Section 3.2(a) hereof, to invest in, purchase or otherwise acquire for such consideration as they deem proper, in cash or other property or through the issuance of shares or through the issuance of notes, debentures, bonds or other obligations of the Trust, and to hold for investment, the entire or any participating interests in any Mortgage Loans or interest in Real Property, including ownership of, or participation in the ownership of, or rights to acquire, equity interests in Real Property or in Persons owning, developing, improving, operating or managing Real Property, which interests may be acquired independently of or in connection with other investment activities of the Trust and in the latter case, may include rights to receive additional payments based on gross income or rental or other income from the Real Property or improvements thereon; and to invest in loans secured by the pledge or transfer of Mortgage Loans;

        (c) to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, pledge, hypothecate, grant security interests in, encumber, negotiate, convey, transfer or otherwise dispose of any and all the Trust Estate by deeds (including deeds in lieu of foreclosure), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Trust or the Trustees by one or more of the Trustees or by a duly authorized officer, employee, agent or nominee of the Trust;

        (d) to issue Shares, bonds, debentures, notes or other evidences of indebtedness, which may be secured or unsecured and may be subordinated to any indebtedness of the Trust, to such Persons for such cash, property or other consideration (including Securities issued or created by, or interests in, any Person) at such time or times and on such terms as the Trustees may deem advisable and to list any of the foregoing securities issued by the Trust on any securities exchange and to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any of such Securities, and to cause the instruments evidencing such Securities to bear an actual or facsimile imprint of the seal of the Trust (if the Trustees shall have adopted such a seal) and to be signed by manual or facsimile signature or signatures (and to issue such Securities, whether or not any Person whose manual or facsimile signature shall be imprinted thereon shall have ceased to occupy the office with respect to which such signature was authorized), PROVIDED THAT, where only facsimile signatures for the Trust are used, the instrument shall be countersigned manually by a transfer agent, registrar or other authentication agent; and to issue any of such Securities of different types in combinations or units with such restrictions on the separate transferability thereof as the Trustees shall determine;

        (e) to enter into leases of real and personal property as lessor or lessee and to enter into contracts, obligations and other agreements for a term, and to invest in obligations having a term, extending beyond the term of office of the Trustees and beyond the possible termination of the Trust, or having a lesser term;

        (f) to borrow money and give negotiable or nonnegotiable instruments therefor; or guarantee, indemnify or act as surety with respect to payment or performance of obligations of third parties; to enter into other obligations on behalf of the Trust; and to assign, convey, transfer, mortgage, subordinate, pledge, grant security interest in, encumber or hypothecate the Trust Estate to secure any indebtedness of the Trust or any other of the foregoing obligations of the Trust;

        (g) to lend money, whether secured or unsecured;

        (h) to create reserve funds for any purpose;

        (i) to incur and pay out of the Trust Estate any charges or expenses, and to disburse any funds of the Trust, which charges, expenses or disbursements are, in the opinion of the Trustees, necessary or incidental to or desirable for the carrying out of any of the purposes of the Trust or conducting the business of the Trust, including without limitation taxes and other governmental levies, charges and assessments, of whatever kind or nature, imposed upon or against the Trustees in connection with the Trust or the Trust Estate or upon or against the Trust Estate or any part thereof, and for any of the purposes herein;

        (j) to deposit funds of the Trust in banks, trust companies, savings and loan associations and other depositaries, whether or not such deposits will draw interest, the same to be subject to withdrawal on such terms and in such manner and by such Person or Persons (including any one or more Trustees or officers, employees or agents, of the Trust) as the Trustees may determine;

        (k) to possess and exercise all the rights, powers and privileges pertaining to the ownership of all or any Mortgages or Securities issued or created by, or interests in, any Person, forming part of the Trust Estate, to the same extent that an individual might do so, and, without limiting the generality of the foregoing, to vote or give any consent, request or notice, or waive any notice, either in person or by proxy or power of attorney, with or without power of substitution, to one or more Persons, which proxies and powers of attorney may be for meetings or action generally or for any particular meeting or action, and may include the exercise of discretionary powers;

        (l) to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire the Trust Estate or any part or parts thereof or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer the Trust Estate or any part or parts thereof to or with any such Person or any existing Person in exchange for the Securities thereof or otherwise, and to merge or consolidate the Trust with or into any Person or merge or consolidate any Person into the Trust, and to lend money to, subscribe for the Securities of, and enter into any contracts with, any Person in which the Trust holds or is about to acquire Securities or any other interest;

        (m) to enter into joint ventures, general or limited partnerships, limited liability companies, participation or agency arrangements and any other lawful combinations or associations, and to act as a general or limited partner or a member thereof;

        (n) to elect, appoint, engage or employ such officers for the Trust as the Trustees may determine, who may be removed or discharged at the discretion of the Trustees, such officers to have such powers and duties, and to serve such terms, as may be prescribed by the Trustees or by the Bylaws; to engage or employ any Persons (including, subject to the provisions of Sections 5.6 and 5.7 hereof, any Trustee or officer, agent or employee of the Trust and any Person in which any Trustee, officer or agent is directly or indirectly interested or with which he is directly or indirectly connected) as agents, representatives, employees, or independent contractors (including without limitation real estate advisors, investment advisors, transfer agents, registrars, underwriters, accountants, attorneys at law, real estate agents, managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, and to pay compensation from the Trust for services in as many capacities as such Person may be so engaged or employed; and to delegate any of the powers and duties of the Trustees to any one or more Trustees, agents, representatives, officers, employees, independent contractors or other Persons;

        (o) to determine or cause to be determined from time to time the value of all or any part of the Trust Estate and of any services, Securities, property or other consideration to be furnished to or acquired by the Trust, and from time to time to revalue or cause to be revalued all or any part of the

    Trust Estate in accordance with such appraisals or other information as are, in the Trustees' sole judgment, necessary and/or satisfactory;

        (p) to collect, sue for and receive all sums of money coming due to the Trust, and to engage in, intervene in, prosecute, join, defend, compromise, abandon or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, controversies, demands or other litigation relating to the Trust, the Trust Estate or the Trust's affairs, to enter into agreements therefor, whether or not any suit is commenced or claim accrued or asserted and, in advance of any controversy, to enter into agreements regarding arbitration, adjudication or settlement thereof;

        (q) to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Trust or participate in any reorganization of obligors to the Trust;

        (r) to self-insure or to purchase and pay for out of the Trust Estate insurance contracts and policies, including contracts of indemnity, insuring the Trust Estate against any and all risks and insuring the Trust and/or all or any of the Trustees, the Shareholders, or the officers, employees or agents of the Trust or Persons who may directly or indirectly control the Trust against any and all claims and liabilities of every nature asserted by any Person arising by reason of any action alleged to have been taken or omitted by the Trust or by the Trustees, Shareholders, officers, employees agents or controlling Persons whether or not the Trust would have the power to indemnify such Person or Persons against any such claim or liability;

        (s) to cause legal title to any of the Trust Estate to be held by and/or in the name of the Trustees, or, except as prohibited by law, by and/or in the name of the Trust or one or more of the Trustees or any other Person, on such terms, in such manner and with such powers in such Person as the Trustees may determine, and with or without disclosure that the Trust or Trustees are interested therein;

        (t) to adopt a fiscal year for the Trust, and from time to time to change such fiscal year;

        (u) to adopt and use a seal (but the use of a seal shall not be required for the execution of instruments or obligations of the Trust);

        (v) to the extent permitted by law, to indemnify or enter into agreements with respect to indemnification with any Person with which the Trust has dealings, including without limitation any broker/dealer, investment bank, investment advisor or independent contractor, to such extent as the Trustees shall determine;

        (w) to confess judgment against the Trust;

        (x) to discontinue the operations of the Trust;

        (y) to repurchase or redeem Shares and other Securities issued by the Trust;

        (z) to declare and pay dividends or distributions, consisting of cash, property or Securities, to the holders of Shares of the Trust out of any funds legally available therefor;

        (aa) to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods what constitutes annual or other net profits, earnings, surplus or net assets in excess of capital;

        (ab) to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Trust;

        (ac) to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Trust, or any of them, shall be open to the inspection of stockholders, except as otherwise provided by statute or by the Bylaws, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Trust unless authorized so to do by resolution of the Board; and

        (ad) to do all other such acts and things as are incident to the foregoing, and to exercise all powers which are necessary or useful to carry on the business of the Trust and to carry out the provisions of this Declaration of Trust.

    3.3. BYLAWS. The Trustees may make or adopt and from time to time amend or repeal Bylaws (the "BYLAWS") not inconsistent with law or with this Declaration of Trust, containing provisions relating to the business of the Trust and the conduct of its affairs and in such Bylaws may define the duties of the officers, employees and agents of the Trust.

                                   ARTICLE IV
                          THE SHARES AND SHAREHOLDERS

    4.1. DESCRIPTION OF SHARES.

        (a) The interest of the Shareholders shall be divided into sixty five million shares of beneficial interest, $.001 par value per share, which shall be known collectively as "SHARES", all of which shall be validly issued, fully paid and non-assessable by the Trust upon receipt of full consideration for which they have been issued or without additional consideration if issued by way of share dividend or share split. All of the Shares shall be classified initially as "COMMON SHARES." Each holder of Shares shall as a result thereof be deemed to have agreed to and be bound by the terms of this Declaration of Trust. The Shares may be issued for such consideration as the Trustees shall deem advisable. The Trustees are hereby expressly authorized at any time, and from time to time, to provide for issuance of Shares upon such terms and conditions and pursuant to such arrangements as the Trustees may determine. Notwithstanding any other provisions in the Declaration of Trust, no determination shall be made by the Board nor shall any transaction be entered into by the Trust which would cause any Shares or other equity interest in the Trust not to constitute "transferable shares" or "transferable certificates of beneficial interest" under Section 856(a)(2) of the Code or which would cause any distribution to constitute a preferential dividend as described in Section 562(c) of the Code.

        (b) The Trustees are hereby expressly authorized to classify and reclassify any unissued Shares at any time, and from time to time, without Shareholder approval, by setting (or changing if such class has previously been established) the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or distributions, qualifications, or terms or conditions of redemption, of the Shares and in connection therewith to file articles supplementary with the MSDAT.

        (c) Except as otherwise determined by the Trustees with respect to any class or series of Shares, the holders of Shares shall be entitled to the rights and powers hereinafter set forth in this Section 4.1. The holders of Shares shall be entitled to receive, when and as declared from time to time by the Trustees out of any funds legally available for the purpose, such dividends or distributions as may be declared from time to time by the Trustees. In the event of the termination of the Trust pursuant to Section
    6.1 hereof or otherwise, or upon the distribution of its assets, the assets of the Trust available for payment and distribution to Shareholders shall be distributed ratably among the holders of Shares at the time outstanding in accordance with Section 6.2 hereof. All Common Shares shall have equal non-cumulative voting rights at the rate of one vote per Common Share, and equal dividend, distribution, liquidation and other rights, and (except as provided in Section 4.14 hereof) shall have no preference, conversion, exchange, sinking fund or redemption rights. Absent a contrary written agreement of the Trust authorized by the Trustees, and notwithstanding any other determination by the Trustees with respect to any class or series of Shares, no holder of Shares shall be entitled as a matter of right to subscribe for or purchase any part of any new or additional issue of Shares of any class whatsoever of the Trust, or of securities convertible into any Shares of any class whatsoever of the Trust, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

    4.2. CERTIFICATES.

        (a) Ownership of Shares shall be evidenced by certificates. Every Shareholder shall be entitled to receive a certificate, in such form as the Trustees shall from time to time approve, specifying the number of Shares of the applicable class held by such Shareholder. Subject to Sections 4.6 and
    4.14 hereof, such certificates shall be treated as negotiable and title thereto and to the Shares represented thereby shall be transferred by delivery thereof to the same extent in all respects as a stock certificate, and the Shares represented thereby, of a Maryland business corporation. Unless otherwise determined by the Trustees, such certificates shall be signed by the President and shall be countersigned by the Secretary or a transfer agent, and registered by a registrar, if any, and such signatures may be facsimile signatures in accordance with Section 3.2(d) hereof. There shall be filed with each transfer agent, if any, a copy of the form of certificate so approved by the Trustees, certified by the President or Secretary, and such form shall continue to be used unless and until the Trustees approve some other form.

        (b) Each certificate evidencing Shares shall contain a legend imprinted thereon to substantially the following effect or such other legend as the Trustees may from time to time adopt:

       THE TRUST WILL FURNISH TO ANY SHAREHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS OR DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF EACH CLASS WHICH THE TRUST IS AUTHORIZED TO ISSUE, OF THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF A PREFERRED OR SPECIAL CLASS IN SERIES WHICH THE TRUST IS AUTHORIZED TO ISSUE, TO THE EXTENT THEY HAVE BEEN SET, AND OF THE AUTHORITY OF THE BOARD OF TRUSTEES TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES OF A PREFERRED OR SPECIAL CLASS OF SHARES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE TRUST OR TO ITS TRANSFER AGENT.

        (c) Notwithstanding Section 4.2(a) hereof, the Trustees of the Trust may authorize the issuance of some or all Shares of any or all classes or series without certificates. The authorization does not affect Shares already represented by certificates until they are surrendered to the Trust. At the time of issuance or transfer of Shares without certificates, the Trust shall send the Shareholder a written statement of the information required by
    Section 4.2(b) hereof.

    4.3. FRACTIONAL SHARES. In connection with any issuance of Shares, the Trustees may issue fractional Shares or may adopt provisions for the issuance of scrip including, without limitation, the time within which any such scrip must be surrendered for exchange into full Shares and the rights, if any, of holders of scrip upon the expiration of the time so fixed, the rights, if any, to receive proportional distributions, and the rights, if any, to redeem scrip for cash, or the Trustees may in their discretion, or if they see fit at the option of, each holder, provide in lieu of scrip for the adjustment of the fractions in cash. The provisions of Section 4.2 hereof relative to certificates for Shares shall apply so far as applicable to such scrip, except that such scrip may in the discretion of the Trustees be signed by a transfer agent alone.

    4.4. LEGAL OWNERSHIP OF TRUST ESTATE. The legal ownership of the Trust Estate and the right to conduct the business of the Trust are vested exclusively in the Trustees (subject to Section 3.2(s) hereof), and the Shareholders shall have no interest therein (other than beneficial interest in the Trust conferred by their Shares issued hereunder) and they shall have no right to compel any partition, division, dividend or distribution of the Trust or any of the Trust Estate.

    4.5. SHARES DEEMED PERSONAL PROPERTY. The Shares shall be personal property and shall confer upon the holders thereof only the interest and rights specifically set forth or provided for in this Declaration of Trust. The death, insolvency or incapacity of a Shareholder shall not dissolve or terminate the Trust or affect its continuity nor give his legal representative any rights whatsoever, whether against or in respect of other Shareholders, the Trustees or the Trust Estate or otherwise, except the sole right to demand and, subject to the provisions of this Declaration of Trust (including, without limitation, Section 4.2(c) hereof), the Bylaws and any requirements of law, to receive a new certificate for Shares registered in the name of such legal representative, in exchange for the certificate held by such Shareholder.

    4.6. SHARE RECORD; ISSUANCE AND TRANSFERABILITY OF SHARES.

        (a) Records shall be kept by or on behalf of and under the direction of the Trustees, which shall contain the names and addresses of the Shareholders, the number of Shares held by them respectively, and, when represented by certificates, the numbers of the certificates representing the Shares, and in which there shall be recorded all transfers of Shares. The Trust, the Trustees and the officers, employees and agents of the Trust, when Shares are represented by certificates, shall be entitled to deem the Persons in whose names certificates are registered on the records of the Trust to be the absolute owners of the Shares represented thereby for all purposes of the Trust, and, when Shares are not represented by certificates, shall be entitled to deem the Persons in whose names the Shares are registered on the records of the Trust to be the absolute owners of the Shares represented thereby for all purposes of the Trust; but nothing herein shall be deemed to preclude the Trustees or officers, employees or agents of the Trust from inquiring as to the actual ownership of Shares. Until a transfer is duly effected on the records of the Trust, the Trustees shall not be affected by any notice of such transfer, either actual or constructive.

        (b) Shares shall be transferable on the records of the Trust only by the record holder thereof, or by his agent duly authorized in writing, upon delivery to the Trustees or a transfer agent of the certificate or certificates therefor, properly endorsed or accompanied by duly executed instruments of transfer (or for shares issued without certificates by duly executed instruments of transfer) and accompanied by all necessary documentary stamps together with such evidence of the genuineness of each such endorsement, execution or authorization and of other matters as may reasonably be required by the Trustees or such transfer agent. Upon such delivery, the transfer shall be recorded in the records of the Trust and, when the Shares are represented by certificates, a new certificate for the Shares so transferred shall be issued to the transferee and in case of a transfer of only a part of the Shares represented by any certificate, a new certificate for the balance shall be issued to the transferor. Any Person becoming entitled to any Shares in consequence of the death of a Shareholder or otherwise by operation of law shall be recorded as the holder of such Shares and, when the Shares are represented by certificates, shall receive a new certificate therefor but only upon delivery to the Trustees or a transfer agent of instruments and other evidence required by the Trustees or the transfer agent to demonstrate such entitlement, the existing certificate for such Shares and such releases from applicable governmental authorities as may be required by the Trustees or transfer agent. In case of the loss, mutilation or destruction of any certificate for shares, the Trustees may issue or cause to be issued a replacement certificate on such terms and subject to such rules and regulations as the Trustees may from time to time prescribe. Nothing in this Declaration of Trust shall impose upon the Trustees or a transfer agent a duty, or limit their rights, to inquire into adverse claims.

    4.7. DIVIDENDS OR DISTRIBUTIONS TO SHAREHOLDERS. Subject to Section 4.1 hereof, the Trustees may from time to time declare and pay to Shareholders such dividends or distributions in cash, property or assets of the Trust or Securities issued by the Trust, out of current or accumulated income, capital, capital gains, principal, interest, surplus, proceeds from the increase or financing or refinancing of Trust obligations, or from the sale of portions of the Trust Estate or from any other source as the Trustees in their discretion shall determine. Shareholders shall have no right to any dividend or distribution unless and until declared by the Trustees. The Trustees shall furnish the Shareholders with a statement in writing advising as to the source of the funds so distributed not later than 120 days after the close of the fiscal year in which the distribution was made.

    4.8. TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR. The Trustees shall have power to employ one or more transfer agents, dividend disbursing agents and registrars and to authorize them on behalf of the Trust to keep records, to hold and to disburse any dividends or distributions and to have and perform, in respect of all original issues and transfers of Shares, dividends and distributions and reports and communications to Shareholders, the powers and duties usually had and performed by transfer agents, dividend disbursing agents and registrars of a Maryland business corporation.

    4.9. SHAREHOLDERS' MEETINGS.

        (a) There shall be an annual meeting of the Shareholders, at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Trustees shall be elected and any other proper business may be conducted. Subject to the rights of the holders of any series of Preferred Stock, special meetings of Shareholders may only be called by the President or a majority of the Trustees. If there shall be no Trustees, the officers of the Trust shall promptly call a special meeting of the Shareholders entitled to vote for the election of successor Trustees.

        (b) No business shall be transacted by the Shareholders at a special meeting other than business that is either (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Trustees (or any duly authorized committee thereof) or (2) otherwise properly brought before the Shareholders by or at the direction of the Trustees.

        (c) The holders of Shares entitled to vote at the meeting representing a majority of the total number of votes authorized to be cast by Shares then outstanding and entitled to vote on any question present in person or by proxy shall constitute a quorum at any such meeting for action on such question. Any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question, without regard to class, whether or not a quorum is present, and, except as otherwise provided in the Bylaws, the meeting may be reconvened without further notice. At any reconvened session of the meeting at which there shall be a quorum, any business may be transacted at the meeting as originally noticed.

        (d) Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares then outstanding and entitled to vote thereon, except as otherwise clearly indicated in this Declaration of Trust or the Bylaws, whenever any action is to be taken by the Shareholders, it shall be authorized by the affirmative vote of the holders of Shares representing a majority of the total number of votes authorized to be cast by shares then outstanding and entitled to vote thereon. At all elections of Trustees, voting by Shareholders shall be conducted under the non-cumulative method and the election of Trustees shall be by the affirmative vote of the holders of Shares representing a majority of the total number of votes authorized to be cast by shares then outstanding and entitled to vote thereon.

        (e) Whenever Shareholders are required or permitted to take any action by a vote at a meeting of Shareholders, such action may be taken by executing written consents in lieu thereof.

        (f) For any shareholder proposal to be presented in connection with an annual meeting of Shareholders, including any proposal relating to the nomination of a Trustee to be elected to the Board, the Shareholders must have given timely written notice thereof in writing to the Secretary of the Trust in the manner and containing the information required by the Bylaws. Shareholder proposals to be presented in connection with a special meeting of Shareholders will be presented by the Trust only to the extent required by Section 2-502 of the MGCL and the Bylaws.

    4.10. PROXIES. Whenever the vote or consent of a Shareholder entitled to vote is required or permitted under this Declaration of Trust, such vote or consent may be given either directly by such Shareholder or by a proxy in the form prescribed in, and subject to the provisions of, the Bylaws. The Trustees may solicit such proxies from the Shareholders or any of them entitled to vote in any matter requiring or permitting the Shareholders' vote or consent.

    4.11. REPORTS TO SHAREHOLDERS. Each year the Trust shall prepare an annual report (the "ANNUAL REPORT") of its operations, which Annual Report shall constitute the accounting of the Trustees for such fiscal year. Subject to
Section 8-401 of the Corporations and Associations Article of the Annotated Code of Maryland, the Annual Report shall be in such form and have such content as the Trustees deem proper. The Annual Report shall include a balance sheet, an income statement and a surplus statement, each prepared in accordance with generally accepted accounting principles. Such financial statements shall be certified by an independent certified public accountant based on a full examination of the books and records of the Trust conducted in accordance with generally accepted auditing procedure. The Annual Report shall be submitted to the Shareholders at or before the annual meeting of Shareholders and, within the earlier of 20 days after the annual meeting of Shareholders or 120 days after the fiscal year of the Trust, shall be placed on file at the principal office of the Trust.

    4.12. FIXING RECORD DATE. The Bylaws may provide for fixing or, in the absence of such provision, the Trustees may fix, in advance, a date as the record date for determining the Shareholders entitled to notice of or to vote at any meeting of Shareholders or to express consent to any proposal without a meeting or for the purpose of determining Shareholders entitled to receive payment of any dividend or distribution (whether before or after termination of the Trust) or any Annual Report or other communication from the Trustees, or for any other purpose. The record date so fixed shall be not less than 10 days nor more than 90 days prior to the date of the meeting or event for the purposes of which it is fixed.

    4.13. NOTICE TO SHAREHOLDERS. Timely notice of all meetings of Shareholders shall be given as provided in the Bylaws and in any event delivered not less than 10 days before the meeting. Any notice of meeting or other notice, communication or report to any Shareholder shall be deemed duly delivered to such Shareholder when such notice, communication or report is deposited, with postage thereon prepaid, in the United States mail, addressed to such Shareholder at his address as it appears on the records of the Trust or is delivered in person to such Shareholder.

    4.14. SHAREHOLDERS' DISCLOSURE; RESTRICTIONS ON SHARE TRANSFER; LIMITATION ON HOLDINGS.

    (a)(1) Subject to Section 4.14(a)(10) hereof, during the period commencing on the Initial Date and prior to the Restriction Termination Date:

        (A) (i) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Ownership Limit; no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder; the McBride Family shall not Beneficially Own or Constructively Own Shares in excess of the McBride Family Excepted Holder Limit; and Hudson Bay shall not Beneficially Own or Constructively Own Shares in excess of the Hudson Bay Excepted Holder Limit.

           (ii) No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Trust (a) being "closely held" within the meaning of
       Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (b) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

           (iii) Notwithstanding any other provisions contained herein, any Transfer of Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the AMEX or any other national securities exchange or automated inter-dealer quotation system), that, if effective, would result in the Shares being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void AB INITIO, and the intended transferee shall acquire no rights in such Shares.

           (iv) Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by a Disqualified Person shall be void AB INITIO as to the Transfer of that number of shares which would be otherwise beneficially owned by the intended transferee, and the intended transferee shall acquire no rights in such Shares.

        (B) If any Transfer of Shares or change in capital structure or other event occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 4.14(a)(1)(A)(i), (ii) or (iv) hereof,

           (i) then that number of the Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 4.14(a)(1)(A)(i), (ii) or (iv) hereof (rounded to the nearest whole shares) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 4.14(b) hereof, effective on the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

           (ii) if the transfer to the Charitable Trust describe in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 4.14(a)(1)(A)(i), (ii) or (iv) hereof, then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 4.14(a)(1)(A)(i), (ii) or (iv) hereof shall be void AB INITIO, and the intended transferee shall acquire no rights in such Shares.

    (2) If the Board of Trustees of the Trustees of the Trust or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 4.14(a)(1) hereof or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of
Section 4.14(a)(1) hereof (whether or not such violation is intended), the Board of Trustees or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including without limitation, causing the Trust to redeem shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; PROVIDED, HOWEVER, that any Transfers or attempted Transfers or other events in violation of Section 4.14(a)(1) hereof shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void AB INITIO as provided above irrespective of any action (or non-action) by the Board of Trustees of committee thereof.

    (3) Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 4.14(a)(1)(A) hereof, or any Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 4.14(a)(1)(B) hereof shall immediately give written notice to the Trust of such event, or in the case of such proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer on the Trust's status as a REIT.

    (4) From the Initial Date and prior to the Restriction Termination Date:

        (A) every owner of more than 1% (or such other percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Trust stating the name and address of such owner, the number of Shares Beneficially Owned or Constructively Owned, and a description of the manner in which such shares are held. Each such owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial or Constructive Ownership on the Trust's status as a REIT and ensure compliance with the Ownership Limit.

        (B) each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the shareholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Trust a written statement or affidavit stating such information as the Trust may request, in good faith, in order to determine the Trust's status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

    (5) Nothing contained in this Section 4.14(a) shall limit the authority of the Board of Trustees of the Trust to take such other action as it deems necessary or advisable to protect the Trust and the interests of its shareholders in preserving the Trust's status as a REIT.

    (6) In the case of an ambiguity in the application of any of the provisions of this Section 4.14 or any definition contained in Section 8.1 hereof, the Board of Trustees of the Trust shall have the power to determine the application of the provisions of this Section 4.14 with respect to any situation based on the facts known to it. In the event this Section 4.14 requires and action by the Board of Trustees and this Declaration of Trust fails to provide specific guidance with respect to such action, the Board of Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Section 4.14.

    (7) (A) Subject to Section 4.14(a)(1)(A)(ii) hereof, the Board of Trustees of the Trust, in its sole discretion, may exempt a Person from the Ownership Limit, and may establish or increase an Excepted Holder Ownership Limit for such Person, if:

           (i) the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial or Constructive Ownership of such Shares will violate Section 4.14(a)(1)(A)(ii) hereof;

           (ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Trust (or a tenant of any entity owned or controlled by the Trust) that would cause the Trust to own, actually or Constructively, more than a 9.8% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant shall not be treated as a tenant of the Trust if the Trust (or an entity owned or controlled by the Trust) derives (and is expected to continue to derive) a sufficiently small amount of revenue from the tenant such that, in the opinion of the Board of Trustees of the Trust, the Trust's ability to qualify as a REIT is not impaired); and

           (iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 4.14(a)(1) through 4.14(a)(6) hereof) will result in such Shares being automatically transferred to a Charitable Trust in accordance with Section 4.14(a)(1)(B) and Section 4.14(b) hereof.

        (B) Prior to granting any exception pursuant to Section 4.14(a)(7)(A) hereof, the Board of Trustees of the Trust may (but is not obligated to) require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Trustees in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Trust's status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Trustees may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

        (C) Subject to Section 4.14(a)(1)(A)(ii) hereof, an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Ownership Limit, but only to the extent necessary to facilitate such public offering or private placement (and, in any event, not more than 90 days following the purchase by the underwriter of such Shares (or such securities convertible into or exchangeable for Shares)).

        (D) The Board of Trustees may only reduce the Excepted Holder Ownership Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time, or (ii) pursuant to the terms and conditions of the agreements and understandings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Ownership Limit for that Excepted Holder. No Excepted Holder Ownership Limit shall be reduced to a percentage that is less than the Ownership Limit.

        (E) The Board of Trustees may only reduce the McBride Family Excepted Holder Limit below 39.9%: (i) with the written consent of the McBride Family, or (ii) pursuant to the terms and conditions of Section 8.1(v).

        (F) The Board of Trustees may only reduce the Hudson Bay Excepted Holder Limit below 40% with the written consent of Hudson Bay.

    (8) The Board of Trustees may from time to time increase or decrease the Ownership Limit; PROVIDED, HOWEVER, that:

        (A) Any decrease may be made only prospectively as to subsequent holders (other than a decrease as a result of a retroactive change in existing law, in which case such decrease shall be effective immediately);

        (B) The Ownership Limit may not be increased if, after giving effect to such increase, five Persons could Beneficially Own or Constructively Own, in the aggregate, more than 49.5% in value of the Shares then outstanding; and

        (C) Prior to the modification of either of the ownership limitations, the Board of Trustees of the Trust may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Trust's status as REIT.

    (9) In addition to the legend provided in Section 4.2(b) hereof, each certificate evidencing Shares shall contain a legend imprinted thereon (or each statement delivered to Shareholders under Section 4.2(c) hereof shall contain a legend therein) to substantially the following effect or such other legend as the Trustees may from time to time adopt:

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR
     THE PURPOSE OF THE TRUST'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED
    (THE "CODE"). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS
     EXPRESSLY PROVIDED IN THE TRUST'S DECLARATION OF TRUST, (I) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN COMMON SHARES OF THE TRUST IN
     EXCESS OF 4.9% (IN VALUE OR NUMBER OF SHARES) OF THE OUTSTANDING
     COMMON SHARES OF THE TRUST UNLESS SUCH PERSON IS AN EXCEPTED HOLDER
     (IN WHICH CASE THE EXCEPTED HOLDER OWNERSHIP LIMIT SHALL BE APPLICABLE); (II) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF THE TRUST IN EXCESS OF 9.9% OF THE VALUE OF THE TOTAL
     OUTSTANDING SHARES OF THE TRUST, UNLESS SUCH PERSON IS AN EXCEPTED HOLDER (IN WHICH CASE THE EXCEPTED HOLDER OWNERSHIP LIMIT SHALL BE APPLICABLE); (III) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES THAT WOULD RESULT IN THE TRUST BEING "CLOSELY HELD" UNDER
     SECTION 856(H) OF THE CODE OR OTHERWISE CAUSE THE TRUST TO FAIL TO QUALIFY AS A REIT; (IV) NO PERSON MAY TRANSFER SHARES IF SUCH TRANSFER WOULD RESULT IN THE SHARES OF THE TRUST BEING OWNED BY FEWER THAN 100 PERSONS; (V) NO PERSON MAY TRANSFER SHARES IF SUCH TRANSFER WOULD
    RESULT IN SHARES OF THE TRUST BEING OWNED BY A DISQUALIFIED PERSON; AND
    (VI) NO PLANS AND CERTAIN OTHER PERSONS DESCRIBED IN OR SUBJECT TO THE PLAN ASSET REGULATIONS MAY OWN MORE THAN 24.9% OF THE VALUE OF ANY CLASS OF SHARES OF THE TRUST. ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY
     OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES

     WHICH CAUSES OR WILL CAUSE A PERSON TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES IN EXCESS OR IN VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE TRUST. IF ANY OF THE RESTRICTIONS ON TRANSFER OR
    OWNERSHIP ARE VIOLATED, THE SHARES REPRESENTED HEREBY MAY BE
     AUTOMATICALLY TRANSFERRED TO A CHARITABLE TRUSTEE OF A CHARITABLE TRUST FOR THE BENEFIT OR ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION,
     UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN
     VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE DECLARATION OF TRUST, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF SHARES OF THE TRUST ON REQUEST AND WITHOUT CHARGE.

    (10) Nothing contained in this Section 4.14 hereof or in any provision hereof shall preclude the settlement of any transaction entered into through the facilities of the AMEX or any other national securities exchange or automated inter-dealer quotation system. Although settlement of any transaction is permitted, any transferee in such transaction shall be subject to all the provisions and limitations set forth in this Section 4.14 hereof.

    (11) Subject to Section 4.14(a)(10) hereof,

        (A) Prior to the date that either

           (i) the Common Shares of the Trust qualifies as a class of "publicly-offered securities" (within the meaning of Section 2510.3-101(b)(2) of the Plan Asset Regulations) or

           (ii) the Trust qualifies for another exception to the Plan Asset Regulations (other than the exception found in Section
       2510.3-101(a)(2)(ii) of the Plan Asset Regulations),

    the ownership of Shares of the Trust by a "benefit plan investor" (within the meaning of Section 2510.3-101(f)(2) of the Plan Asset Regulations) or persons acting on behalf thereof may not exceed 24.9% of the value of any class of Shares of the Trust calculated in accordance with the Plan Asset Regulations. The Trustees may impose such requirements and restrictions on purchasers and other transferees of Shares (including without limitation, requirements under which such purchasers and other transferees must make representations and agreements as to whether they are benefit plan investors), and related rules and regulations, as they may deem necessary or appropriate to monitor and enforce compliance with this Section 4.14(a)(11)(A).

        (B) Without limiting the last sentence of Section 4.14(a)(11)(A), any Transfer of Shares that, if effective, would result in Shares being beneficially owned in a violation of Section 4.14(a)(11)(A) hereof shall be void AB INITIO as to the Transfer of that number of shares which would be otherwise beneficially owned by the intended transferee, and the intended transferee shall acquire no rights in such Shares.

        (C) Without limiting the last sentence of Section 4.14(a)(11)(A), if any Transfer of Shares or change in capital structure or other event occurs which, if effective, would result in a violation of Section 4.14(a)(11)(A) hereof, the provisions of Section 4.14(a)(1)(B) hereof shall apply to such shares in violation as if there had been a violation of Section 4.14(a)(1)(A)(i), (ii) or (iv) hereof.

    (b) (1) Upon any purported Transfer or other event described in Section 4.14(a)(1)(B) hereof that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as Charitable Trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 4.14(a)(1)(B) hereof. The Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited

Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 4.14(b)(6) hereof.

    (2) Shares held by the Charitable Trustee shall be issued and outstanding Shares of the Trust. The Prohibited Owner shall have no rights in the shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Charitable Trustee, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the shares held in the Charitable Trust.

    (3) The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Trust that the Shares have been transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that the Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee's sole discretion) (A) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that the Shares have been transferred to the Charitable Trustee and (B) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary. Notwithstanding the provisions of this Section 4.14, until the Trust has received notification that Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.

    (4) Within 20 days of receiving notice from the Trust that Shares have been transferred to the Charitable Trust, the Charitable Trustee of the Charitable Trust shall sell the shares held in the Charitable Trust to a Person, designated by the Charitable Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 4.14(a)(1)(A) hereof. Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate, and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 4.14(b)(4). The Prohibited Owner shall receive the lesser of (A) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Charitable Trust (E.G., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Charitable Trust and (B) the price per share received by the Charitable Trustee from the sale or other disposition of the shares held in the Charitable Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. Each Prohibited Owner and Charitable Beneficiary waive any and all claims that they may have against the Charitable Trustee and the Charitable Trust arising out of the disposition of any Shares transferred to the Charitable Trust, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this Section 4.14(b)(4) by, the Charitable Trustee or the Trust. If, prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee, such shares are sold by a Prohibited Owner, then (C) such shares shall be deemed to have been sold on behalf of the Charitable Trust and (D) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 4.14(b)(4), such excess shall be paid to the Charitable Trustee upon demand.

    (5) Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the lesser of (A) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (B) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer until the Charitable Trustee has sold the shares held in the Charitable Trust pursuant to Section 4.14(b)(4) hereof. Upon such sale to the Trust, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

    (6) By written notice to the Charitable Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (A) the Shares held in the Charitable Trust would not violate the restrictions set forth in Section 4.14(a)(1)(A) hereof in the hands of such Charitable Beneficiary and (B) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

    (7) No delay or failure on the part of the Trust or the Board of Trustees in exercising any right under this Declaration of Trust shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

    4.15. SPECIAL VOTING PROVISIONS RELATING TO CERTAIN BUSINESS COMBINATIONS AND CONTROL SHARES. The Trust elects not to be governed by the provisions of Subtitles 6 and 7 of Title 3 of the MGCL with respect to any transactions.

                                   ARTICLE V
                      LIABILITY OF TRUSTEES, SHAREHOLDERS,
               OFFICERS, EMPLOYEES AND AGENTS, AND OTHER MATTERS

    5.1. LIMITATION OF LIABILITY OF SHAREHOLDERS, TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS FOR OBLIGATIONS OF THE TRUST. The Trustees and the officers, employees and agents of the Trust, in incurring any debts, liabilities or obligations or in taking or omitting any other actions for or in connection with the Trust, are, and shall be deemed to be, acting as trustees, officers, employees or agents of the Trust and not in their own individual capacities. Except as otherwise provided in Section 6.3 hereof with respect to liability of Trustees or officers, agents or employees of the Trust to the Trust, or to Shareholders, no Shareholder, Trustee or officer, employee or agent of the Trust shall be liable for any debt, claim, demand, judgment decree, liability or obligation of any kind (in tort, contract or otherwise) of, against or with respect to the Trust or arising out of any action taken or omitted for or on behalf of the Trust, and the Trust shall be solely liable therefor and resort shall be had solely to the Trust Estate for the payment or performance thereof, and no Shareholder, Trustee or officer, employee or agent of the Trust shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any other Person or Persons in connection with the Trust Estate or the affairs of the Trust (or any actions taken or omitted for or on behalf of the Trust), and all such other Persons shall look solely to the Trust Estate for satisfaction of claims of any nature arising in connection with the Trust Estate or the affairs of the Trust (or any action taken or omitted for or on behalf of the Trust).

    5.2. EXPRESS EXCULPATORY CLAUSES AND INSTRUMENTS. Any written instrument creating an obligation of the Trust shall, to the extent practicable, include a reference to this Declaration of Trust and provide that neither the Shareholders nor the Trustees nor any officers, employees or agents of the Trust shall be liable thereunder and that all Persons shall look solely to the Trust Estate for the payment of any claim thereunder or for the performance thereof; however, the omission of such provision from any such instrument shall not render the Shareholders, any Trustee, or any officer, employee or agent of the Trust liable nor shall the Shareholders, any Trustee or any officer, employee or agent of the Trust be liable to any one for such omission.

    5.3. LIMITATION OF LIABILITY OF TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS TO THE TRUST AND TO SHAREHOLDERS FOR ACTS AND OMISSIONS. To the fullest extent permitted by Maryland statutory and decisional law, as amended or interpreted, no Trustee, officer, employee or agent of the Trust (a) shall be personally liable to the Trust or its Shareholders and (b) shall have any greater duties than those established by this Declaration of Trust or, in cases as to which such duties are not so established, than those to which the directors, officers, employees and agents of a Maryland business corporation are subject from time to time. No amendment of this Declaration of Trust or repeal of any of its provisions shall limit or eliminate the limitation on liability provided to Trustees, officers, employees and agents of the Trust hereunder with respect to any act or omission occurring prior to such amendment or repeal.

    5.4. INDEMNIFICATION AND REIMBURSEMENT OF TRUSTEES, OFFICERS, EMPLOYEES, AGENTS AND CERTAIN OTHER PERSONS.

        (a) The Trust shall indemnify (1) its Trustees and officers, whether serving the Trust or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law and (2) other employees and agents to such extent as shall be authorized by the Trustees of the Trust or the Bylaws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Trustees may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such Bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Declaration of Trust or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

        (b) Notwithstanding anything herein to the contrary, and to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no Trustee or officer of the Trust shall be personally liable to the Trust or its Shareholders for money damages. No amendment of this Declaration of Trust or repeal of any of its provisions shall limit or eliminate the limitation on liability provided to Trustees and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

    5.5. INDEMNIFICATION AND REIMBURSEMENT OF SHAREHOLDERS. Any Shareholder made a party to any action, suit or proceeding or against him a claim or liabilities are asserted by reason of the fact that he, his testate or intestate estate was or is a Shareholder shall be indemnified and held harmless by the Trust against judgments, fines, amounts paid on account thereof (whether in settlement or otherwise) and reasonable expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense of such action, suit, proceeding, claim or alleged liability or in connection with any appeal therein, whether or not the same proceeds to judgment or is settled or otherwise brought to a conclusion; PROVIDED, HOWEVER, that such Shareholder gives prompt notice thereof, executes such documents and takes such action as will permit the Trust to conduct the defense or settlement thereof and cooperates therein. In the event that the assets of the Trust Estate are insufficient to satisfy the Trust's indemnity obligations hereunder, each Shareholder shall be entitled to such indemnification pro rata from the Trust Estate.

    5.6. RIGHT OF TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS TO OWN SHARES OR OTHER PROPERTY AND TO ENGAGE IN OTHER BUSINESS. Any Trustee or officer, employee or agent of the Trust may acquire, own, hold and dispose of Shares in the Trust, for his individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he were not a Trustee or officer, employee or agent of the Trust. Any Trustee or officer, employee or agent of the Trust may, in his personal capacity or in the capacity of trustee, officer, director, stockholder, partner, member, advisor or employee of any Person or otherwise, have business interests and engage in business activities similar to or in addition to those relating to the Trust, which interests and activities may be similar to and competitive with those of the Trust and may include the acquisition, syndication, holding, management, development, operation or disposition, for his own account, or for the account of such Person or others, of interests in Mortgages, interests in Real Property, or interests in Persons engaged in the real estate business. Each Trustee, officer, employee and agent of the Trust shall be free of any obligation to present to the Trust any investment opportunity which comes to him in any capacity other than solely as Trustee, officer, employee or agent of the Trust even if such opportunity is of a character which, if presented to the Trust, could be taken by the Trust. Subject to the provisions of Section 6.8 hereof, any Trustee or officer, employee or agent of the Trust may be interested as trustee, officer, director, stockholder, partner, member, advisor or employee of, or otherwise have a direct or indirect interest in, any Person who may be engaged to render advice or services to the Trust, and may receive compensation from such Person as well as compensation as Trustee, officer, employee or agent or otherwise hereunder. None of these activities shall be deemed to conflict with his duties and powers as Trustee or officer, employee or agent of the Trust.

    5.7. TRANSACTIONS BETWEEN TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS AND THE TRUST.

        (a) Except as otherwise provided by this Declaration of Trust, and in the absence of fraud, a contract, act or other transaction between the Trust and any other Person in which the Trust is interested, shall be valid, and no Trustee or officer, employee or agent of the Trust shall have any liability as a result of entering into any such contract, act or transaction, even though (1) one or more of the Trustees or officers, employees or agents of the Trust are directly or indirectly interested in or connected with or are trustees, partners, directors, employees, officers or agents of such other Person, or (2) one or more of the Trustees or officers, employees or agents of the Trust individually or jointly with others, is a party or are parties to, or are directly or indirectly interested in or connected with, such contract, act or transaction; PROVIDED THAT in each such case (A) such interest or connection is disclosed or known to the Trustees and thereafter the Trustees authorize or ratify such contract, act or other transaction by affirmative vote of a majority of the Trustees who are not so interested or (B) such interest or connection is disclosed or known to the Shareholders, and thereafter such contract, act or transaction is approved by Shareholders holding a majority of the Shares then outstanding and entitled to vote thereon.

        (b) Notwithstanding any other provision of this Declaration of Trust, the Trust may engage in a transaction with (1) any Trustee, officer, employee or agent of the Trust (acting in his individual capacity), (2) any director, trustee, partner, officer, employee or agent (acting in his individual capacity) of any investment advisor of the Trust, (3) any investment advisor of the Trust or (4) an Affiliate of any of the foregoing, PROVIDED THAT such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the Trustees not having any interest in such transaction and not Affiliates of any party to the transaction after a determination by them that such transaction is fair and reasonable to the Trust and the Shareholders.

        (c) This Section 5.7 shall not prevent any sale of Shares issued by the Trust for the public offering thereof in accordance with a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Trustees are not restricted by this
    Section 5.7 from forming a corporation, partnership, trust or other business association owned by any Trustee, officer, employee or agent or by their nominees for the purpose of holding title to property of the

    Trust or managing property of the Trust, PROVIDED THAT the Trustees make a determination that the creation of such entity for such purpose is in the best interest of the Trust.

    5.8. PERSONS DEALING WITH TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS. Any act of the Trustees or of the officers, employees or agents of the Trust purporting to be done in their capacity as such, shall, as to any Persons dealing with such Trustees, officers, employees or agents, be conclusively deemed to be within the purposes of this Trust and within the powers of such Trustees or officers, employees or agents. No Person dealing with the Trustees or any of them or with the officers, employees or agents of the Trust shall be bound to see to the application of any funds or property passing into their hands or control. The receipt of the Trustees or any of them, or of authorized officers, employees or agents of the Trust, for moneys or other consideration, shall be binding upon the Trust.

    5.9. RELIANCE. The Trustees and the officers, employees and agents of the Trust may consult with counsel (which may be a firm in which one or more of the Trustees or the officers, employees or agents of the Trust is or are members) and the advice or opinion of such counsel shall be full and complete personal protection to all the Trustees and the officers, employees and agents of the Trust in respect of any action taken or suffered by them in good faith and in reliance on or in accordance with such advice or opinion. In discharging their duties, Trustees or officers, employees or agents of the Trust, when acting in good faith, may rely upon financial statements of the Trust represented to them to fairly present the financial position or results of operations of the Trust by the chief financial officer of the Trust or the officer of the Trust having charge of its books of account, or stated in a written report by an independent certified public accountant fairly to present the financial position or results of operations of the Trust. The Trustees and the officers, employees and agents of the Trust may rely, and shall be personally protected in acting, upon any instrument or other document believed by them to be genuine.

                                   ARTICLE VI
                  DURATION, AMENDMENT AND TERMINATION OF TRUST

    6.1. DURATION OF TRUST. The duration of the Trust shall be perpetual; PROVIDED, HOWEVER, the Trust may be terminated at any time at a meeting of Shareholders by the affirmative vote of the holders of Shares representing two-thirds of the total number of Shares then outstanding and entitled to vote thereon.

    6.2. TERMINATION OF TRUST.

        (a) Upon the termination of the Trust: (1) the Trust shall carry on no business except for the purpose of winding up its affairs; (2) the Trustees shall proceed to wind up the affairs of the Trust and all the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Estate to one or more Persons at public or private sale (for consideration which may consist in whole or in part of cash, Securities or other property of any kind), discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and (3) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Estate (in cash or in kind or partly each) among the Shareholders according to their respective rights.

        (b) After termination of the Trust and distribution of the Trust Estate to the Shareholders as herein provided, the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and such distribution, a copy of which instrument shall be filed with the MSDAT, and the trustees shall thereupon be discharged from all further liabilities and duties hereunder and the rights and interests of all Shareholders shall thereupon cease.

    6.3. AMENDMENT PROCEDURE. This Declaration of Trust may be amended (except that the provisions governing the personal liability of the Shareholders, Trustees and of the officers, employees and agents of the Trust and the prohibition of assessments upon Shareholders may not be amended in any respect that could increase the personal liability of such Shareholders, Trustees or officers, employees and agents of the Trust) at a meeting of Shareholders by holders of Shares representing a majority of the total number of votes authorized to be cast in respect of Shares then outstanding and entitled to vote thereon. The approval of a majority of the Trustees shall also be required for any such amendment. A majority of the Trustees may, after 15 days' written notice to the Shareholders, also amend this Declaration of Trust without the vote or consent of Shareholders if in good faith they deem it necessary to conform this Declaration of Trust to the requirements of the Code relating to a REIT, but the Trustees shall not be liable for failing to do so. Actions by the Trustees pursuant to Sections 4.1, 4.14(a)(6) or 7.6(a) hereof that result in an amendment to this Declaration of Trust shall be effected without the vote or consent of Shareholders.

    6.4. AMENDMENTS EFFECTIVE. Any amendment pursuant to any Section of this Declaration of Trust shall not become effective until it is duly filed with the MSDAT.

    6.5. TRANSFER TO SUCCESSOR. The Trustees, with the affirmative vote, at a meeting approving a plan for this purpose, of the holders of Shares representing a majority of all votes cast at a meeting at which a quorum is present, may (a) cause the organization of a limited partnership, partnership, corporation, association, trust or other organization to take over the Trust Estate and carry on the affairs of the Trust, (b) merge the Trust into, or sell, convey and transfer the Trust Estate to, any such limited partnership, partnership, corporation, association, trust or organization in exchange for Securities thereof, or beneficial interests therein, and the assumption by such transferee of the liabilities of the Trust and (c) thereupon terminate this Declaration of Trust and deliver such shares, Securities or beneficial interests to the Shareholders in accordance with such plan.

                                  ARTICLE VII
                                 MISCELLANEOUS

    7.1. APPLICABLE LAW. This Declaration of Trust is executed and acknowledged by the Trustees with reference to the statutes and laws of the State of Maryland, and the rights of all parties and the construction and effect of every provision hereof shall be subject to and construed according to the statutes and laws of such State. To the extent not otherwise provided in this Declaration of Trust, the provisions of MGCL shall be deemed to apply to the Trust.

    7.2. INDEX AND HEADINGS FOR REFERENCE ONLY. The index and headings preceding the text, articles and sections hereof have been inserted for convenience and reference only and shall not be construed to affect the meaning, construction or effect of this Declaration of Trust.

    7.3. SUCCESSORS IN INTEREST. This Declaration of Trust and the Bylaws shall be binding upon and inure to the benefit of the undersigned Trustees and their successors, assigns, heirs, distributees and legal representatives, and every Shareholder and his successors, assigns, heirs, distributees and legal representatives.

    7.4. INSPECTION OF RECORDS. Trust records shall be available for inspection by Shareholders at the same time and in the same manner and to the extent that comparable records of a Maryland business corporation would be available for inspection by stockholders under the laws of the State of Maryland. Except as specifically provided for in this Declaration of Trust or in Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, Shareholders shall have no greater right than stockholders of a Maryland business corporation to require financial or other information from the Trust, the Trustees or officers of the Trust. Any Federal or state securities administrator or the MSDAT shall have the right, at reasonable times during business hours and for proper purposes, to inspect the books and records of the Trust.

    7.5. COUNTERPARTS. This Declaration of Trust may be simultaneously executed in several counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

    7.6. PROVISIONS OF THE TRUST IN CONFLICT WITH LAW OR REGULATIONS; SEVERABILITY.

        (a) The provisions of this Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any one or more of such provisions (the "CONFLICTING PROVISIONS") are in conflict with the provisions of Code relating to a REIT, the Conflicting Provisions shall be deemed never to have constituted a part of this Declaration of Trust; PROVIDED, HOWEVER, that such determination by the Trustees shall not affect or impair any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted (including but not limited to the election of Trustees) prior to such determination. An amendment in recordable form signed by a majority of the Trustees setting forth any such determination and reciting that it was duly adopted by the Trustees, or a copy of this Declaration of Trust, with the Conflicting Provisions removed pursuant to such a determination, in recordable form, signed by a majority of the Trustees, shall be conclusive evidence of such determination when filed with the MSDAT. The Trustees shall not be liable for failure to make any determination under this Section 7.6(a). Nothing in this Section 7.6(a) shall in any way limit or affect the right of the Trustees to amend this Declaration of Trust as provided in Section 6.3 hereof.

        (b) If any provision of this Declaration of Trust shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Declaration of Trust, and this Declaration of Trust shall be carried out as if any such invalid or unenforceable provision were not contained herein.

    7.7. CERTIFICATIONS. The following certifications shall be final and conclusive as to any Persons dealing with the Trust:

        (a) a certification of a vacancy among the Trustees by reason of resignation, removal, increase in the number of Trustees, incapacity, death or otherwise, when made in writing by a majority of the remaining Trustees;

        (b) a certification as to the individuals holding office as Trustees or officers at any particular time, when made in writing by the secretary of the Trust;

        (c) a certification that a copy of this Declaration of Trust or of the Bylaws is a true and correct copy thereof as than in force, when made in writing by the secretary of the Trust;

        (d) a certification as to any actions by Trustees, other than the above when made in writing by the secretary of the Trust or by any Trustee.

                                  ARTICLE VIII
                                  DEFINITIONS

    8.1. DEFINITIONS. The terms defined in this Article, wherever used in this Declaration of Trust, shall, unless the context otherwise requires, have the respective meanings hereinafter specified. Whenever the singular number is used in this Declaration of Trust and when permitted by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa. Where applicable, calculations to be made pursuant to any such definition shall be made in accordance with generally accepted accounting principles as in effect from time to time except as otherwise provided in such definition.

        (a) AFFILIATE. The term "AFFILIATE" of a Person shall mean (1) any Person directly or indirectly owning, controlling, or holding, with power to vote, 10% or more of the outstanding voting securities of such other Person,
    (2) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other Person, (3) any person directly or indirectly controlling, controlled by, or under common control with such other Person (4) any executive officer, director, trustee or general partner of such other Person, and (5) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

        (b) AMEX. The term "AMEX" shall mean the American Stock Exchange, Inc.

        (c) ANNUAL REPORT. The term "ANNUAL REPORT"shall have the meaning set forth in Section 4.11(a) hereof.

        (d) BENEFICIAL OWNERSHIP. The term "BENEFICIAL OWNERSHIP" shall mean ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "BENEFICIAL OWNER," "BENEFICIALLY OWNS," and "BENEFICIALLY OWNED" shall have the correlative meanings.

        (e) BUSINESS DAY. The term "BUSINESS DAY"shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

        (f) BYLAWS. The term "BYLAWS" shall have the meaning set forth in
    Section 3.3 hereof.

        (g) CHARITABLE BENEFICIARY. The term "CHARITABLE BENEFICIARY" shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to
    Section 4.14(b)(6) hereof, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each Sections 170(b)(1)(A), 2055 and 2522 of the Code.

        (h) CHARITABLE TRUST. The term "CHARITABLE TRUST" shall mean any trust provided for in Section 4.14(b)(1) hereof.

        (i) CHARITABLE TRUSTEE. The term "CHARITABLE TRUSTEE" shall mean the Person unaffiliated with the Trust and a Prohibited Owner, that is appointed by the Trust to serve as trustee of the Charitable Trust.

        (j) CLOSING PRICE. The term "CLOSING PRICE" on any date shall mean the last sale price for such Shares, regular way, or in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares is listed or admitted to trading or, if such Shares is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ National Market, or, if such automated quotation system is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Trustees of the Trust or, in the event that no trading price is available for such Shares, the fair market value of the Shares, as determined in good faith by the Board of Trustees of the Trust.

        (k) CODE. The term "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        (l) COMMON SHARES. The term "COMMON SHARES" shall mean the shares of beneficial interest of the Trust as described in Section 4.1 hereof as Common Shares.

        (m) CONSTRUCTIVE OWNERSHIP. The term "CONSTRUCTIVE OWNERSHIP" shall mean ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms "CONSTRUCTIVE OWNER," "CONSTRUCTIVELY OWNS," and "CONSTRUCTIVELY OWNED" shall have the correlative meanings.

        (n) DECLARATION OF TRUST. The term "DECLARATION OF TRUST" or "THIS DECLARATION OF TRUST" shall mean this Declaration of Trust, as amended, restated, supplemented or modified from time to time. The use in this Declaration of Trust of "HEREIN" and "HEREUNDER" shall be deemed to refer to this Declaration of Trust and shall not be limited to the particular text, article or section in which such words appear.

        (o) DISQUALIFIED PERSON. The term "DISQUALIFIED PERSON" shall mean (1) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (2) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from tax unless such organization is subject to the tax imposed by Section 511 of the Code, and
    (3) any organization described in Section 1381(a)(2)(C) of the Code.

        (p) EXCEPTED HOLDER. The term "EXCEPTED HOLDER" shall mean any shareholder of the Trust for whom an Excepted Holder Ownership Limit is created by this Declaration of Trust or by the Board of Trustees pursuant to
    Section 4.14(a)(7) hereof.

        (q) EXCEPTED HOLDER OWNERSHIP LIMIT. The term "EXCEPTED HOLDER OWNERSHIP LIMIT" shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Trustees pursuant to Section 4.14(a)(7) hereof, and subject to adjustment pursuant to Section 4.14(a)(8) hereof, the percentage limit established by the Board of Trustees pursuant to Section 4.14(a)(7) hereof.

        (r) HUDSON BAY EXCEPTED HOLDER LIMIT. The term "Hudson Bay Excepted Holder Limit" shall mean, subject to adjustment pursuant to Section 4.14(a)(7), 40% of the Common Shares outstanding or treated as outstanding under Section 544 of the Code; provided that no Person that is a Beneficial Owner of Hudson Bay may Beneficially Own more than 4.9% of the Common Shares outstanding or treated as outstanding under Section 544 of the Code. Hudson Bay shall be subject to the Ownership Limit with respect to any Shares acquired that are not Common Shares.

        (s) HUDSON BAY. The term "Hudson Bay" shall mean Hudson Bay Partners II, L.P.

        (t) INITIAL DATE. The term "Initial Date" shall mean the date upon which the Declaration of Trust containing Section 4.14 is filed for record with the MSDAT.

        (u) MARKET PRICE. The term "MARKET PRICE" on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date.

        (v) MCBRIDE FAMILY. The term "McBride Family" shall mean David McBride, Michael McBride and Timothy McBride, each of their parents, brothers, sisters, spouses and children, any lineal descendants of any of the foregoing, any estates of any of the foregoing and any trusts now or hereafter established for the benefit of any of the foregoing. As referred to herein, a "branch" of the McBride Family shall mean all Persons referred to in the preceding sentence whose ownership of Common Shares is Beneficially Owned by one individual who is part of the McBride Family (as the term "individual" is defined in Section 542(a)(2) of the Code, as modified by Section 856(h)(3) of the Code); provided that a Person shall be treated as part of the "branch" that results in the greatest Beneficial Ownership by an individual who is part of the McBride Family and such Person shall not be treated as part of any other "branch."

        (w) MCBRIDE FAMILY EXCEPTED HOLDER LIMIT. The term "McBride Family Excepted Holder Limit" shall mean, subject to adjustment pursuant to Section 4.14(a)(7) and this Section 8.1(v), 39.9% of the Common Shares outstanding. The McBride Family Excepted Holder Limit shall be reduced to 35% at such time as any branch of the McBride Family Beneficially Owns less than 4.9% of the outstanding Common Shares, provided that if three or more branches of the McBride Family each Beneficially Own 4.9% or more of the outstanding Common Shares, the McBride Family Excepted Holder Limit shall not be reduced pursuant to this sentence. The McBride Family Excepted Holder Limit shall be further reduced to 30.1% at such time as any two branches of the McBride Family each Beneficially Owns less than 4.9% of the outstanding Common Shares, provided that if two or more branches of the McBride Family each Beneficially Own 4.9% or more of the outstanding Common Shares, the McBride Family Excepted Holder Limit shall not be reduced pursuant to this sentence. At such time as any branch of the McBride Family Beneficially Owns 4.9% or less of the outstanding Common Shares, the Person included in such branch will be subject to the Ownership Limit and the Common Shares Beneficially Owned by such Person shall no longer be considered in determining the McBride Family's Beneficial Ownership for purposes of the McBride Family Excepted Holder Limit. The McBride Family shall be subject to the Ownership Limit with respect to any Preferred Stock acquired.

        (x) MORTGAGE LOANS. The term "MORTGAGE LOANS" shall mean notes, debentures, bonds and other evidences of indebtedness or obligations, whether negotiable or non-negotiable, which are secured or collateralized by Mortgages.

        (y) MORTGAGES. The term "MORTGAGES" shall mean mortgages, deeds of trust or other security interests in Real Property.

        (z) MGCL. The term "MGCL" shall mean the Maryland General Corporation
    Law.

        (aa) MSDAT. The term "MSDAT" shall mean the State Department of Assessments and Taxation of Maryland.

        (ab) OWNERSHIP LIMIT. The term "Ownership Limit" shall mean (i) with respect to the Common Shares, 4.9% (in value or number of shares, whichever is more restrictive) of the outstanding shares of COMMON Shares; and (ii) with respect to any class or series of Preferred Stock, 9.9% (in value or number of shares, whichever is more restrictive) of the outstanding shares of such class or series of Preferred Stock.

        (ac) PERSON. The term "PERSON" shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

        (ad) PLAN ASSET REGULATIONS. The term "PLAN ASSET REGULATIONS" shall mean the regulations of the United States Department of Labor found at Title 29, Section 2510.3-101 of the United States Code issued pursuant to the Employee Retirement Income Security Act of 1974, as amended.

        (ae) PROHIBITED OWNER. The term "PROHIBITED OWNER" shall mean, with respect to any purported Transfer, any Person who, but for the provisions of
    Section 4.14(a)(1) hereof, would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

        (af) REAL PROPERTY. The term "REAL PROPERTY" shall mean and include land, leasehold interests (including but not limited to interests of a lessor or lessee therein), rights and interests in land, and in any buildings, structures, improvements, furnishings and fixtures located on or used in connection with land or interests therein, but does not include investments in Mortgages, Mortgage Loans or interests therein.

        (ag) REIT. The term "REIT" shall mean a real estate investment trust within the meaning of Section 856 of the Code.

        (ah) RESTRICTION TERMINATION DATE. The term "RESTRICTION TERMINATION DATE" shall mean the first day after the Initial Date on which the Board of Trustees of the Trust determines that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT or that compliance with the restriction and limitations Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Trust to qualify as a REIT.

        (ai) SECURITIES. The term "SECURITIES" shall mean any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness or in general any instruments commonly known as "securities" or any certificates of interest, shares or participation in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire any of the foregoing.

        (aj) SHAREHOLDERS. The term "SHAREHOLDERS" shall mean as of any particular time all holders of record of outstanding Shares at such time.

        (ak) SHARES. The term "SHARES" or, as the context may require, "SHARES" shall mean the shares of beneficial interest of the Trust as described in
    Section 4.1 hereof or in any articles supplementary hereto, and shall include Common Shares.

        (al) TRANSFER. The term "TRANSFER" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event, that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends on Shares, including (1) the granting or exercise of any option or warrant (or any disposition of any option or warrant), (2) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right, and (3) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms "TRANSFERRING" and "TRANSFERRED" shall have the correlative meanings.

        (am) TRUST. The term "TRUST" shall mean the Trust created by this Declaration of Trust.

        (an) TRUSTEES. The term "TRUSTEES" shall mean, as of any particular time, the original signatories hereto as long as they hold office hereunder and additional and successor Trustees, and shall not include the officers, employees or agents of the Trust or the Shareholders. Nothing herein shall be deemed to preclude the Trustees from also serving as officers, employees or agents of the Trust or owning shares.

        (ao) TRUST ESTATE. The term "TRUST ESTATE" shall mean as of any particular time any and all property, real, personal or otherwise, tangible or intangible, which is transferred, conveyed or paid to or purchased by the Trust or Trustees and all rents, income, profits and gains therefrom and which at such time is owned or held by or for the Trust or the Trustees.

    IN WITNESS WHEREOF, the undersigned have caused this Declaration of Trust to be executed as of the day and year first written above. The undersigned acknowledge, under penalties of perjury, that this document is such Trustee's free act and deed, and that, to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects.

                                          ______________________________________
                                          Michael J. Falcone
                                          c/o Pioneer Development Company
                                          250 South Clinton Street
                                          Syracuse, New York 13202-1258

                                ACKNOWLEDGMENTS

State of New York                                         ____________, 19______
                                      ss.

County of Onondaga

    There personally appeared the above-named Michael J. Falcone and acknowledged the foregoing instrument to be his free act and deed.

    Before me,

                                          /s/___________________________________
                                          Notary Public
                                          My Commission Expires:________________

                                          ______________________________________
                                          Francesco Galesi
                                          c/o Galesi Management Corporation
                                          100 State Street
                                          Albany, New York 12207-1800

                                ACKNOWLEDGMENTS

State of New York                                         ____________, 19______
                                      ss.

County of Albany

    There personally appeared the above-named ____________ and acknowledged the foregoing instrument to be his free act and deed.

    Before me,

                                          /s/___________________________________
                                          Notary Public
                                          My Commission Expires:________________

                                          ______________________________________
                                          Jeffrey E. Kelter
                                          c/o American Real Estate Investment
                                          Corporation
                                          620 West Germantown Pike, Suite 200
                                          Plymouth Meeting, Pennsylvania 19462

                                ACKNOWLEDGMENTS

State of Pennsylvania                                     ____________, 19______
                                      ss.

Montgomery County

    There personally appeared the above-named ____________ and acknowledged the foregoing instrument to be his free act and deed.

    Before me,

                                          /s/___________________________________
                                          Notary Public
                                          My Commission Expires:________________

                                          ______________________________________
                                          David H. Lesser
                                          c/o Hudson Bay Partners II, L.P.
                                          237 Park Avenue, Suite 900
                                          New York, New York 10017

                                ACKNOWLEDGMENTS

State of New York                                         ____________, 19______
                                      ss.

New York County

    There personally appeared the above-named ____________ and acknowledged the foregoing instrument to be his free act and deed.

    Before me,

                                          /s/___________________________________
                                          Notary Public
                                          My Commission Expires:________________

                                          ______________________________________
                                          David F. McBride
                                          c/o American Real Estate Investment
                                          Corporation
                                          620 West Germantown Pike, Suite 200
                                          Plymouth Meeting, Pennsylvania 19462

                                ACKNOWLEDGMENTS

State of Pennsylvania                                     ____________, 19______
                                      ss.

County of Montgomery

    There personally appeared the above-named ____________ and acknowledged the foregoing instrument to be his free act and deed.

    Before me,

                                          /s/___________________________________
                                          Notary Public
                                          My Commission Expires:________________

                                          ______________________________________
                                          James R. Mulvihill
                                          5700 Piedmont
                                          Cherry Hills Village, Colorado 80111

                                ACKNOWLEDGMENTS

State of Colorado                                         ____________, 19______
                                      ss.

County of Arapahoe

    There personally appeared the above-named ____________ and acknowledged the foregoing instrument to be his free act and deed.

    Before me,

                                          /s/___________________________________
                                          Notary Public
                                          My Commission Expires:________________

                                          ______________________________________
                                          Russell C. Platt
                                          c/o JER International
                                          630 Fifth Avenue, 23rd Floor
                                          New York, New York 10111

                                ACKNOWLEDGMENTS

State of New York                                         ____________, 19______
                                      ss.

County of New York

    There personally appeared the above-named ____________ and acknowledged the foregoing instrument to be his free act and deed.

    Before me,

                                          /s/___________________________________
                                          Notary Public
                                          My Commission Expires:________________

                                    ANNEX A
                         TO THE DECLARATION OF TRUST OF
                            KEYSTONE PROPERTY TRUST

              ARTICLES SUPPLEMENTARY CLASSIFYING AND DESIGNATING A
                          SERIES OF PREFERRED STOCK AS
                      SERIES A CONVERTIBLE PREFERRED STOCK
                          AND FIXING DISTRIBUTION AND
                  OTHER PREFERENCES AND RIGHTS OF SUCH SERIES

    Keystone Property Trust, a Maryland statutory real estate trust, having its principal office in the state of Maryland in the City of Baltimore (the "Trust"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

    Pursuant to authority expressly vested in the Board of Trustees by Article V of the Declaration of Trust, the Board of Trustees adopted resolutions authorizing the creation and issuance of Eight Hundred Thousand (800,000) shares, with a liquidation preference of Twenty-Five Dollars ($25.00) per share, of Series A Convertible Preferred Stock and adopted resolutions granting the Executive Committee of the Board of Trustees with full power and authority to determine the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, number of shares and dividend rate.

    The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, number of shares and dividend rate of the Series Convertible Preferred Stock are as follows:

    SECTION 1. NUMBER OF SHARES AND DESIGNATION. This series of Preferred Stock shall be designated as Series A Convertible Preferred Stock (the "Series A Preferred Shares"), and the number of shares of Preferred Stock which shall constitute such series shall be 800,000 shares which number may be decreased (but not below the number thereof then outstanding) from time to time by the Board of Trustees.

    SECTION 2. DEFINITIONS. For purposes of the Series A Preferred Shares, the following terms shall have the meanings indicated:

    "Act" shall mean the Securities Act of 1933, as amended.

    "Board of Trustees" shall mean the Board of Trustees of the Trust or any committee authorized by such Board of Trustees to perform any of its responsibilities with respect to the Series A Preferred Shares.

    "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

    "Change in Control" shall mean any merger or consolidation of the Trust in which one or more entities which are not affiliates of the Trust acquire more than 50% of the Trust's outstanding voting equity securities or as a result of which stockholders of the Trust immediately before such merger or consolidation hold, immediately after such merger or consolidation, less than 50% of the surviving entity's outstanding common stock.

    "Common Shares" shall mean the shares of common stock, par value $.001 per share, of the Trust.

    "Constituent Person" shall have the meaning set forth in paragraph (e) of
Section 7 hereof.

    "Continuation Right" shall have the meaning set forth in Section 4.

    "Conversion Price" shall mean the conversion price per Common Share for which each Series A Preferred Share is convertible, as such Conversion Price may be adjusted pursuant to Section 7 hereof. The initial conversion price shall be $16.50 (equivalent to a conversion rate of 1.51515 Common Shares for each Series A Preferred Share).

    "Current Market Price" shall mean, with respect to the Common Shares, on any date specified herein, the average of the Market Price during the period of the most recent ten consecutive trading days ending on such date.

    "Declaration" shall mean the Trust's Declaration of Trust and any amendments or supplements thereto.

    "Dividend Payment Date" shall mean, with respect to each Dividend Period, the last calendar day of January, April, July and October, in each year, commencing on January 31, 1999; provided, however, that if any Dividend Payment Date falls on any day other than a Business Day, the dividend payment due on such Dividend Payment Date shall be paid on the first Business Day immediately following such Dividend Payment Date.

    "Dividend Periods" shall mean quarterly dividend periods commencing on February 1, May 1, August 1 and November 1 of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period, which shall commence on the Issue Date and end on and include January 31, 1999).

    "Issue Date" shall mean the first date on which any Series A Preferred Shares are issued and sold.

    "Junior Shares" shall mean the Common Shares and any other class or series of shares of capital stock of the Trust constituting junior stock within the meaning set forth in paragraph (c) of Section 9 hereof.

    "Liquidation" shall mean (A) a dissolution or winding up of the Trust, whether voluntary or involuntary, (B) a consolidation or merger of the Trust with and into one or more entities which are not affiliates of the Trust which results in a Change in Control, or (C) a sale or transfer of all or substantially all of the Trust's assets other than to an affiliate of the Trust.

    "Liquidation Preference" shall have the meaning set forth in Section 4 hereof.

    "Liquidation Premium" shall mean (X) on or prior to December 15, 2003, in connection with (i) a Merger Liquidation in which the surviving entity is a Qualified Entity, an amount equal to five percent (5%) of the Liquidation Preference or (ii) any other Liquidation, an amount equal to ten percent (10%) of the Liquidation Preference, or (Y) after December 15, 2003, in connection with any Liquidation, an amount equal to the Redemption Premium set forth in
Section 5.

    "Market Price" shall mean, with respect to the Common Shares on any date, the last reported sales price, regular way on such day, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way on such day, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the American Stock Exchange ("AMEX") or, if the Common Shares are not listed or admitted for trading on AMEX, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted for trading or, if the Common Shares are not listed or admitted for trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASD Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use, or if the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker regularly making a market in the Common Shares selected for such purpose by the Board of Trustees or, if there is no such professional market maker, such amount as an independent investment banking firm selected by the Board of Trustees determines to be the value of a Common Share.

    "Merger Liquidation" shall have the meaning set forth in Section 4.

    "Non-Electing Share" shall have the meaning set forth in paragraph (e) of
Section 7 hereof.

    "Parity Shares" shall have the meaning set forth in paragraph (b) of Section 9 hereof.

    "Person" shall mean any individual, firm, partnership, corporation, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

    "Preferred Stock" shall mean the preferred stock, par value $.001 per share, of the Trust.

    "Qualified Entity" shall mean any Person that (I) either (i) is or may be the issuer of senior unsecured debt securities which are rated no lower than investment grade by either Standard & Poor's Rating Service, Inc., a division of the McGraw Hill Companies, Inc. ("S&P"), or Moody's Investor Services, Inc. ("Moody's"), which rating may (A) relate to any outstanding issue of such debt securities or (B) relate to any unissued debt securities registered on an effective shelf registration statement or (ii) is an issuer of outstanding preferred equity securities which are rated no lower than Ba1 by Moody's or BB+ by S&P, and (II) is the issuer of common equity securities the average daily trading volume of which on the principal national securities exchange on which such common equity securities are traded on the 30 most recent Trading Days has been equal to or greater than $2,475,000 per day.

    "Qualifying Offering" shall mean the sale of Common Shares in an underwritten public offering (in which no person acquires more than 10% of the Common Shares to be sold) at a price of at least $16.50 per share which results in net proceeds to the REIT of at least $150 million.

    "Redemption Date" shall have the meaning set forth in paragraph (a) of
Section 5 hereof.

    "Redemption Notice" shall have the meaning set forth in paragraph (a) of
Section 5 hereof.

    "Redemption Premium" shall have the meaning set forth in paragraph (a) of
Section 5 hereof.

    "Securities" shall have the meaning set forth in paragraph (d)(iii) of
Section 7 hereof.

    "Series A Preferred Shares" shall have the meaning set forth in Section 1 hereof.

    "Set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Trust in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a dividend or other distribution by the Board of Trustees, the allocation of funds to be so paid on any series or class of shares of capital stock of the Trust; provided, however, that if any funds for any class or series of Junior Shares or any class or series of Parity Shares are placed in a separate account of the Trust or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series A Preferred Shares shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

    "Trading Day" shall mean any day on which the securities in question are traded on the New York Stock Exchange ("NYSE"), or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market, or if such securities are not quoted on such Nasdaq National Market, in the applicable securities market in which the securities are traded.

    "Transaction" shall have the meaning set forth in paragraph (e) of Section 7 hereof.

    "Voting Preferred Shares" shall have the meaning set forth in Section 10 hereof.

    SECTION 3. DIVIDENDS.

        (a) The holders of Series A Preferred Shares shall be entitled to receive, when, as and if authorized and declared by the Board of Trustees out of funds legally available for that purpose, dividends payable in cash at the rate per annum equal to the greater of (i) $2.25 per Series A Preferred Share or (ii) an amount per Series A Preferred Share equal to the aggregate annual amount of cash dividends paid or payable, if any, with respect to that number of Common Shares, or portion thereof, into which each Series A Preferred Share is then convertible, in accordance with the terms of these Articles Supplementary (such greater amount, the ("Annual Dividend Rate"). The amount referred in clause (ii) of this subparagraph (a) with respect to each Dividend Period shall be determined as of the applicable Dividend Payment Date by multiplying the number of Common Shares, or portion thereof calculated to the fourth decimal point, into which a Series A Preferred Share would be convertible at the opening of business on such Dividend Payment Date (based on the Conversion Price then in effect) by the quarterly cash dividend payable or paid for such Dividend Period in respect of a Common Share outstanding as of the record date for the payment of dividends on the Common Shares with respect to such Dividend Period or, if different, with respect to the most recent quarterly period for which dividends with respect to the Common Shares have been declared. Such dividends shall be cumulative from the Issue Date, whether or not in any Dividend Period or Periods there shall be funds of the Trust legally available for the payment of such dividends, shall compound quarterly at a rate per annum equal to nine percent (9%) and shall be payable quarterly, when, as and if authorized and declared by the Board of Trustees, in arrears on Dividend Payment Dates, commencing on the first Dividend Payment Date after the Issue Date. Each such dividend shall be payable in arrears to the holders of record of the Series A Preferred Shares, as they appear on the stock records of the Trust at the close of business on each record date which shall not be more than 30 days preceding the applicable Dividend Payment Date (the "Dividend Payment Record Date"), as shall be fixed by the Board of Trustees. Accrued and unpaid dividends for any past Dividend Periods may be authorized and declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, which shall not be more than 45 days preceding the payment date thereof, as may be fixed by the Board of Trustees. The amount of accrued and unpaid dividends on any Series A Preferred Share at any date shall be the amount of any dividends thereon calculated and compounded at the applicable rate to and including such date, whether or not earned or declared, which have not been paid in cash.

        (b) The amount of dividends payable for each full Dividend Period for the Series A Preferred Shares shall be computed by dividing the Annual Dividend Rate by four. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Series A Preferred Shares shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of Series A Preferred Shares shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series A Preferred Shares, plus any other amounts provided in these Articles Supplementary.

        (c) So long as any Series A Preferred Shares are outstanding, no dividends, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of Parity Shares for any period unless full cumulative dividends have been or contemporaneously are authorized and declared and paid or authorized and declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Preferred Shares for all Dividend Periods terminating on or prior to the dividend payment date for such class or series of Parity Shares. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends authorized and declared upon Series A Preferred Shares and all dividends authorized and declared upon any other series or class or classes of Parity Shares shall be authorized and declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series A Preferred Shares and such Parity Shares.

        (d) So long as any Series A Preferred Shares are outstanding, no dividends (other than dividends or distributions paid solely in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Shares) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Shares, nor shall any Junior Shares be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Shares made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Trust or any subsidiary), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any shares of such stock) by the Trust, directly or indirectly (except by conversion into or exchange for Junior Shares), unless in each case (i) the full cumulative dividends on all outstanding Series A Preferred Shares and any other Parity Shares of the Trust shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series A Preferred Shares and all past dividend periods with respect to such Parity Shares and (ii) sufficient funds shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series A Preferred Shares and any Parity Shares.

    SECTION 4. LIQUIDATION PREFERENCE.

        (a) In the event of any Liquidation, before any payment or distribution of the assets of the Trust (whether capital or surplus) shall be made to or set apart for the holders of Junior Shares, the holders of Series A Preferred Shares shall be entitled (subject to the Continuation Right of such holders described below) to receive an amount equal to the greater of
    (i) (A) Twenty-Five Dollars ($25.00) per Series A Preferred Share plus dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holder (the "Liquidation Preference") plus (B) the Liquidation Premium or (ii) an amount per Series A Preferred Share equal to the amount which would have been payable had each Series A Preferred Share been converted into Common Shares immediately prior to such Liquidation. The foregoing amounts shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the capital structure of the Series A Preferred Shares. Until the holders of the Series A Preferred Shares have been paid the Liquidation Preference in full, no payment will be made to any holder of Junior Shares upon Liquidation. If, upon any such Liquidation, the assets of the Trust, or proceeds thereof, distributable among the holders of Series A Preferred Shares shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series A Preferred Shares and such other Parity Stock ratably in accordance with the amounts that would be payable on such Series A Preferred Shares and such other Parity Stock if all amounts payable thereon were paid in full.

    In connection with a Merger Liquidation, the holders of Series A Preferred Shares shall have the right (a "Continuation Right") to elect, by delivering written notice to the Trust not less than five Business Days prior to the Merger Liquidation, to require the Trust to make provision for the Series A Preferred Shares to be assumed by the surviving entity as described in Section 7(e); provided, however, notwithstanding the election by the holders of the Series A Preferred Shares of the Continuation Right, the Trust shall have the right, in connection with any Merger Liquidation, to elect, by delivering written notice to the holders of Series A Preferred Shares at any time prior to the Merger Liquidation, to redeem any or all of the outstanding Series A Preferred Shares for an amount per Series A Preferred Share equal to the Liquidation Preference plus a premium equal to ten percent (10%) of the Liquidation Preference. A "Merger Liquidation" shall be a Liquidation which constitutes a consolidation or merger of the Trust with one or more entities that are not affiliates of the Trust and as a result of which the Trust is not the Surviving Entity.

        (b) Subject to the rights of the holders of any Parity Shares, upon any Liquidation of the Trust, after payment shall have been made in full to the holders of Series A Preferred Shares and any Parity

    Shares, as provided in this Section 4, any other series or class or classes of Junior Shares shall, subject to the respective terms thereof, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series A Preferred Shares and any Parity Shares shall not be entitled to share therein.

    SECTION 5. REDEMPTION AT THE OPTION OF THE TRUST.

        (a) The Series A Preferred Shares shall not be redeemable by the Trust prior to December 15, 2003. On and after December 15, 2003, the Trust, at its option, may redeem the Series A Preferred Shares, in whole but not in part, as set forth herein, subject to the provisions described below.

    At any time on or after December 15, 2003, upon the written election of the Trust given to each record holder of Series A Preferred Shares (the "Redemption Notice"), the Trust may redeem for cash on the date specified in the Redemption Notice (which date shall not be less than 20 days nor more than 30 days after the date of the Redemption Notice) (the "Redemption Date"), all, but not less than all, of the outstanding Series A Preferred Shares at a price per Series A Preferred Share equal to the Liquidation Preference plus a premium (the "Redemption Premium") which shall equal the following percentages of the Liquidation Preference during in the following periods:

From December 15, 2003 through and including December 14, 2004.....        4.5%
From December 15, 2004 through and including December 14, 2005.....      3.375%
From December 15, 2005 through and including December 14, 2006.....       2.25%
From December 15, 2006 through and including December 14, 2007.....      1.125%
December 15, 2007 and thereafter...................................          0%

        (b) From and after the Redemption Date, (i) except as otherwise provided herein, dividends on the Series A Preferred Shares so called for redemption shall cease to accrue, (ii) said shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series A Preferred Shares of the Trust shall cease (except the rights to receive the cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any dividends payable thereon). The Trust's obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Redemption Date, the Trust shall deposit with a bank or trust company (which may be an affiliate of the Trust) that has an office in the Borough of Manhattan, City of New York, or in Philadelphia, Pennsylvania and that has, or is an affiliate of a bank or trust company that has, a capital and surplus of at least $50,000,000, any cash necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the Series A Preferred Shares so called for redemption. No interest shall accrue for the benefit of the holder of Series A Preferred Shares to be redeemed on any cash so set aside by the Trust.

    SECTION 6. REACQUIRED SHARES TO BE RETIRED. All Series A Preferred Shares which shall have been issued and reacquired in any manner by the Trust shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series.

    SECTION 7. CONVERSION. Holders of Series A Preferred Shares shall have the right to convert all or a portion of such shares into Common Shares, as follows:

        (a) Subject to and upon compliance with the provisions of this Section 7, a holder of Series A Preferred Shares shall have the right, at his or her option, at any time and from time to time, to convert such shares into the number of fully paid and non-assessable Common Shares obtained by dividing the aggregate Liquidation Preference of such Series A Preferred Shares by the Conversion Price (as in effect at the time and on the date provided for in the last paragraph of paragraph (b) of this Section 7) by surrendering such Series A Preferred Shares to be converted, such surrender to be made in the manner provided in paragraph (b) of this Section 7; provided, however, that the right to convert Series A Preferred Shares called for redemption pursuant to Section 5 hereof shall terminate at the close of business on the Redemption Date fixed for such redemption, unless the Trust shall default in making payment of any cash payable upon such redemption under Section 5 hereof.

        (b) In order to exercise the conversion right, the holder of each Series A Preferred Share to be converted shall surrender the certificate representing such Series A Preferred Share, duly endorsed or assigned to the Trust or in blank, to the Trust, accompanied by written notice to the Trust that the holder thereof elects to convert such Series A Preferred Shares. Unless the Common Shares issuable on conversion are to be issued in the same name as the name in which such Series A Preferred Shares are registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Trust, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Trust demonstrating that such taxes have been paid).

    Holders of Series A Preferred Shares at the close of business on any Dividend Payment Record Date shall be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion thereof (and of any accrued and unpaid dividends to the date or conversion) following such Dividend Payment Record Date and prior to such Dividend Payment Date. However, Series A Preferred Shares surrendered for conversion during the period between the close of business on any Dividend Payment Record Date and the opening of business on the corresponding Dividend Payment Date (except shares converted after the issuance of a Redemption Notice with respect to a Redemption Date during such period, such Series A Preferred Shares being entitled to such dividend on the Dividend Payment Date) must be accompanied by payment of an amount equal to the dividend payable on such shares on such Dividend Payment Date. A holder of Series A Preferred Shares on a Dividend Payment Record Date who (or whose transferee) tenders any such shares for conversion into Common Shares on such Dividend Payment Date will receive the dividend payable by the Trust on such Series A Preferred Shares on such date, and the converting holder need not include payment of the amount of such dividend upon surrender of Series A Preferred Shares for conversion.

    As promptly as practicable after the surrender of certificates for Series A Preferred Shares as aforesaid, the Trust shall issue and shall deliver at such office to such holder, or send on his or her written order, a certificate or certificates for the number of full Common Shares issuable upon the conversion of such Series A Preferred Shares in accordance with the provisions of this
Section 7, and any fractional interest in respect of a Common Share arising upon such conversion shall be settled as provided in paragraph (c) of this Section 7.

    Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for Series A Preferred Shares shall have been surrendered and such notice received by the Trust as aforesaid, and the person or persons in whose name or names any certificate or certificates for Common Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Common Shares represented thereby at such time on such date, and such conversion shall be at the Conversion Price in effect at such time and on such date unless the stock transfer books of the Trust shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such Series A Preferred Shares shall have been surrendered and such notice received by the Trust.

        (c) No fractional shares or scrip representing fractions of Common Shares shall be issued upon conversion of the Series A Preferred Shares. Instead of any fractional interest in a Common Share that would otherwise be deliverable upon the conversion of a Series A Preferred Share, the Trust shall pay to the holder of such Series A Preferred Share an amount in cash based upon the Current Market Price of Common Shares on the Trading Day immediately preceding the date of conversion. If more than one Series A Preferred Share shall be surrendered for conversion at one time by the same holder, the number of full Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series A Preferred Shares so surrendered.

        (d) The Conversion Price shall be adjusted from time to time as follows:

           (i) If the Trust shall after the Issue Date (A) pay a dividend or make a distribution on its shares of capital stock in Common Shares, (B) subdivide its outstanding Common Shares into a greater number of shares,
       (C) combine its outstanding Common Shares into a smaller number of shares or (D) issue any shares of capital stock by reclassification of its Common Shares, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or distribution or at the opening of business on the day following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Series A Preferred Share thereafter surrendered for conversion shall be entitled to receive the number of Common Shares that such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Series A Preferred Share been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (i) shall become effective immediately upon the opening of business on the day next following the record date (subject to paragraph (h) below) in the case of a dividend or distribution and shall become effective immediately upon the opening of business on the day next following the effective date in the case of a subdivision, combination or reclassification.

           (ii) If the Trust shall issue after the Issue Date rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 days after the record date mentioned below in this subparagraph (ii)) to subscribe for or purchase Common Shares at a price per share less than the Current Market Price per Common Share on the record date for the determination of stockholders entitled to receive such rights, options or warrants, then the Conversion Price in effect at the opening of business on the day next following such record date shall be adjusted to equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to the opening of business on the day following the date fixed for such determination by (B) a fraction, the numerator of which shall be the sum of (I) the number of Common Shares outstanding on the close of business on the date fixed for such determination and (II) the number of Common Shares that the aggregate proceeds to the Trust from the exercise of such rights, options or warrants for Common Shares would purchase at such Current Market Price, and the denominator of which shall be the sum of (I) the number of Common Shares outstanding on the close of business on the date fixed for such determination and (II) the number of additional Common Shares offered for subscription or purchase pursuant to such rights, options or warrants. Such adjustment shall become effective immediately upon the opening of business on the day next following such record date (subject to paragraph (h) below). In determining whether any rights, options or warrants entitle the holders of Common Shares to subscribe for or purchase Common Shares at less than such Current Market Price, there shall be taken into account any consideration received by the Trust upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the Chief Executive Officer or the Board of Trustees, whose determination shall be conclusive.

           (iii) If the Trust shall distribute to all holders of its Common Shares any shares of capital stock of the Trust (other than Common Shares) or evidence of its indebtedness or assets (excluding cash dividends or distributions paid out of assets based upon a fair valuation of the assets, in excess of the sum of the liabilities of the Trust and the amount of stated capital attributable to Common Shares, determined on the basis of the most recent annual consolidated cost basis and current value basis and quarterly consolidated balance sheets of the Trust and its consolidated subsidiaries available at the time of the declaration of the dividend or distribution) or rights or warrants to subscribe for or purchase any of its securities (excluding those rights and warrants issued to all holders of Common Shares entitling them for a period expiring within 45 days after the record date referred to in subparagraph (ii) above to subscribe for or purchase Common Shares, which rights and warrants are referred to in and treated under subparagraph (ii) above) (any of the foregoing being hereinafter in this subparagraph (iii) called the "Securities"), then in each case the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by
       (B) a fraction, the numerator of which shall be the Current Market Price per Common Share on the record date mentioned below less the then fair market value (as determined by the Board of Trustees, whose determination shall be conclusive) of the portion of the shares of capital stock or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one Common Share, and the denominator of which shall be the Current Market Price per Common Share on the record date mentioned below. Such adjustment shall become effective immediately upon the opening of business on the day next following (subject to paragraph
       (h) below) the record date for the determination of stockholders entitled to receive such distribution. For the purposes of this subparagraph
       (iii), the distribution of a Security, which is distributed not only to the holders of the Common Shares on the date fixed for the determination of shareholders entitled to such distribution of such Security, but also is required to be distributed with each Common Share delivered to a Person converting a Series A Preferred Share after such determination date, shall not require an adjustment of the Conversion Price pursuant to this subparagraph (iii); provided that on the date, if any, on which a person converting a Series A Preferred Share would no longer be entitled to receive such Security with a Common Share (other than as a result of the termination of all such Securities), a distribution of such Securities shall be deemed to have occurred, and the Conversion Price shall be adjusted as provided in this subparagraph (iii) (and such day shall be deemed to be "the date fixed for the determination of the shareholders entitled to receive such distribution" and "the record date" within the meaning of the two preceding sentences).

    The occurrence of a distribution or the occurrence of any other event as a result of which holders of Series A Preferred Shares shall not be entitled to receive rights, including exchange rights (the "Rights"), pursuant to any shareholders protective rights agreement (the "Agreement") that may be adopted by the Trust as if such holders had converted such shares into Common Shares immediately prior to the occurrence of such distribution or event shall not be deemed a distribution of Securities for the purposes of any Conversion Price adjustment pursuant to this subparagraph (iii) or otherwise give rise to any Conversion Price adjustment pursuant to this Section 7; provided, however, that in lieu of any adjustment to the Conversion Price as a result of any such a distribution or occurrence, the Trust shall make provision so that Rights, to the extent issuable at the time of conversion of any Series A Preferred Shares into Common Shares, shall issue and attach to such Common Shares then issued upon conversion in the amount and manner and to the extent and as provided in the Agreement in respect of issuances at the time of Common Shares other than upon conversion.

           (iv) No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such price; provided, however, that any adjustments that by reason of this subparagraph (iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this Section 7 (other than this subparagraph (iv)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Common Shares. Notwithstanding any other provisions of this Section 7, the Trust shall not be required to make any adjustment of the Conversion Price for the issuance of any Common Shares pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Trust and the investment of additional optional amounts in Common Shares under such plan. All calculations under this Section 7 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be. Anything in this paragraph (d) to the contrary notwithstanding, the Trust shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, reclassification or combination of shares, distribution of rights, options or warrants to purchase stock or securities, or a distribution of other assets (other than cash dividends) hereafter made by the Trust to its shareholders shall not be taxable.

        (e) If the Trust shall be a party to any transaction (including without limitation a merger, consolidation, statutory share exchange, self tender offer for all or substantially all Common Shares outstanding, sale of all or substantially all of the Trust's assets or recapitalization of the Common Shares but excluding any transaction as to which subparagraph (d)(i) of this
    Section 7 applies) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which Common Shares shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each Series A Preferred Share that is not redeemed or converted into the right to receive stock, securities or other property in connection with such Transaction shall thereafter be convertible into the kind and amount of shares of stock, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of Common Shares into which one Series A Preferred Share was convertible immediately prior to such Transaction, assuming such holder of Common Shares (i) is not a Person with which the Trust consolidated or into which the Trust merged or which merged into the Trust or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an affiliate of a Constituent Person and (ii) failed to exercise his or her rights of the election, if any, as to the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction (provided that if the kind or amount of stock, securities and other property (including cash) receivable upon such Transaction is not the same for each Common Share of the Trust held immediately prior to such Transaction by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purpose of this paragraph (e) the kind and amount of stock, securities and other property (including cash) receivable upon such Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). The Trust shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (e), and it shall not consent or agree to the occurrence of any Transaction until the Trust has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series A Preferred Shares that will contain provisions enabling the holders of the Series A Preferred Shares that remain outstanding after such
    Transaction to convert their Series A Preferred Shares into the consideration received by holders of Common Shares at the Conversion Price in effect immediately prior to such Transaction. The provisions of this paragraph (e) shall similarly apply to successive Transactions.

        (f)  If:

           (i) the Trust shall declare a dividend (or any other distribution) on the Common Shares (other than in cash out of assets, based on a fair valuation of assets, in excess of the sum of the liabilities of the Trust and the amount of stated capital attributable to Common Shares, determined on the basis of the most recent annual consolidated cost basis and current value basis and quarterly consolidated balance sheets of the Trust and its consolidated subsidiaries available at the time of the declaration of the dividend or distribution); or

           (ii) the Trust shall authorize the granting to the holders of the Common Shares of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants (other than Rights to which the second paragraph of subparagraph (d)(iii) of this Section 7 applies); or

           (iii) there shall be any reclassification of the Common Shares (other than an event to which subparagraph (d) (i) of this Section 7 applies) or any consolidation or merger to which the Trust is a party and for which approval of any shareholders of the Trust is required, or a statutory share exchange involving the conversion or exchange of Common Shares into securities or other property, or a self tender offer by the Trust for all or substantially all of its outstanding Common Shares, or the sale or transfer of all or substantially all of the assets of the Trust as an entirety and for which approval of any shareholders of the Trust is required; or

           (iv) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Trust,

then the Trust shall cause to be prepared and delivered to the holders of the Series A Preferred Shares at their addresses as shown on the stock records of the Trust, as promptly as possible, but at least 15 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution or rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 7.

        (g) Whenever the Conversion Price is adjusted as herein provided, the Trust shall promptly prepare and deliver to the holders of the Series A Preferred Shares a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the effective date of such adjustment and an officer's certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. The Trust shall mail such notice and such certificate to the holders of each Series A Preferred Share at such holder's last address as shown on the stock records of the Trust.

        (h) In any case in which paragraph (d) of this Section 7 provides that an adjustment shall become effective on the day next following the record date for an event, the Trust may defer until the occurrence of such event
    (A) issuing to the holder of any Series A Preferred Share converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Common Shares issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of any fraction pursuant to paragraph (c) of this Section 7.

        (i) There shall be no adjustment of the Conversion Price in case of the issuance of any shares of capital stock of the Trust in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 7. If any action or transaction would require adjustment of the Conversion Price pursuant to more than one paragraph of this Section 7, only one adjustment shall be made, and such adjustment shall be the amount of adjustment that has the highest absolute value.

        (j) If the Trust shall take any action affecting the Common Shares, other than action described in this Section 7, that in the opinion of the Board of Trustees would materially adversely affect the conversion rights of the holders of the Series A Preferred Shares, the Conversion Price for the Series A Preferred Shares may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Trustees, in its sole discretion, may determine to be equitable in the circumstances.

        (k) The Trust will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Shares, for the purpose of effecting conversion of the Series A Preferred Shares, the full number of Common Shares deliverable upon the conversion of all outstanding Series A Preferred Shares not theretofore converted. For purposes of this paragraph (k), the number of Common Shares that shall be deliverable upon the conversion of all outstanding shares of Series A Preferred Shares shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

    The Trust covenants that any Common Shares issued upon conversion of the Series A Preferred Shares shall be validly issued, fully paid and non-assessable. Before taking any action that would cause an adjustment reducing the Conversion Price below the then-par value of the Common Shares deliverable upon conversion of the Series A Preferred Shares, the Trust shall take any trust action that, in the opinion of its counsel, may be necessary in order that the Trust may validly and legally issue fully paid and non-assessable Common Shares at such adjusted Conversion Price.

    The Trust shall endeavor to list the Common Shares required to be delivered upon conversion of the Series A Preferred Shares, prior to such delivery, upon each national securities exchange, if any, upon which the outstanding Common Shares are listed at the time of such delivery.

        (l) The Trust shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Shares or other securities or property on conversion of the Series A Preferred Shares pursuant hereto; provided, however, that the Trust shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of any Common Shares or other securities or property in a name other than that of the holder of the Series A Preferred Shares to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Trust the amount of any such tax or established, to the reasonable satisfaction of the Trust, that such tax has been paid.

        (m) The Trust shall provide each holder of Series A Preferred Shares with written notice (an "Issuance Notice") of any proposed issuance for cash of Common Shares or securities convertible into Common Shares (other than limited partnership interests) no later than 10 business days prior to the proposed issuance thereof. Such Issuance Notice shall specify the purchase price, the proposed issuance date and all other material terms of such issuance. Upon delivery to the Trust by any such holder no more than 10 business days after such Issuance Notice is given to such holder of a notice stating that such holder intends to acquire a portion of the Common Shares or convertible securities to be issued, such holder shall be entitled, on the terms offered by the Trust to other prospective purchasers of the Common Shares or convertible securities to be issued, to purchase up to an amount of the securities such that, upon consummation of the proposed issuance, the holder would hold the same percentage of the Common Shares as such holder holds immediately prior to such issuance (in each case on an as-converted basis). Any such notice from any such holder shall indicate the amount of Common Shares or convertible securities it intends to purchase and shall constitute a binding contract to acquire such Common Shares or convertible securities on the terms set forth in the Issuance Notice delivered to such holder by the Trust. Notwithstanding anything herein to the contrary, the Trust shall be entitled not to proceed with the proposed issuance or to alter the terms thereof; provided that, in the event that any material terms of the proposed issuance are altered, (i) any notice delivered by a holder to the Trust pursuant to this paragraph (m) of Section 7 shall be revoked automatically and (ii) such holder shall be entitled to participate in such proposed issuance on the revised terms in accordance with this paragraph (m) of Section 7. The provisions of this paragraph (m) of Section 7 shall no longer apply and shall be of no further effect after the Trust consummates a Qualifying Offering.

    SECTION 8. PERMISSIBLE DISTRIBUTIONS. In determining whether a distribution (other than upon liquidation, dissolution or winding up), whether by dividend, or upon redemption or other acquisition of shares or otherwise, is permitted under Maryland law, amounts that would be needed, if the Trust were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of any class or series of capital stock whose preferential rights upon dissolution are superior or prior to those receiving the distribution shall not be added to the Trust's total liabilities.

    SECTION 9. RANKING. Any class or series of shares of capital stock of the Trust shall be deemed to rank:

        (a) prior to the Series A Preferred Shares, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series A Preferred Shares;

        (b) on a parity with the Series A Preferred Shares, as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series A Preferred Shares, if the holders of such class of stock or series and the Series A Preferred Shares shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other ("Parity Shares"); and

        (c) junior to the Series A Preferred Shares, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such stock or series shall be Common Shares or if the holders of Series A Preferred Shares shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of such stock or series, and such stock or series shall not in either case rank prior to the Series A Preferred Shares.

    SECTION 10. VOTING. Except as otherwise set forth herein, the Series A Preferred Shares shall not have any relative, participating, optional or other special voting rights and powers, and the consent of the holders thereof shall not be required for the taking of any trust action.

        (a) If and whenever six quarterly dividends (whether or not consecutive) payable on the Series A Preferred Shares shall be in arrears (which shall, with respect to any such quarterly dividend, mean that any such dividend has not been paid in full), whether or not earned or declared, the number of Trustees then constituting the Board of Trustees shall be increased by one and the holders of Series A Preferred Shares, voting separately as a single class, shall be entitled to nominate and elect the additional Trustee to serve on the Board of Trustees. Whenever all arrearage in dividends on the Series A Preferred Shares then outstanding shall have been paid and full dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of the Series A Preferred Shares to elect such additional Trustee shall cease (but subject always to the same provision for the vesting of such voting rights in the case of any similar future arrearages in six quarterly dividends), and the term of office of the person elected as a Trustee by the holders of the Series A Preferred Shares shall forthwith terminate and the number Trustees constituting the Board of Trustees shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of shares of Series A Preferred Shares, the Secretary of the

    Trust may, and upon the written request of any holder of Series A Preferred Shares (addressed to the Secretary at the principal office of the Trust) shall, call a special meeting of the holders of the Series A Preferred Shares for the election of the additional Trustee to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Trust for a special meeting of the shareholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within 20 days after receipt of such request, then any holder of Series A Preferred Shares may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Trust. The Trustee elected at any such special meeting shall hold office until the next annual meeting of the shareholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. If the Trustee elected by the holders of the Series A Preferred Shares shall leave the Board of Trustees, a successor shall be elected by the Board of Trustees, upon the nomination of the holders of the Series A Preferred Shares, to serve until the next annual meeting of the shareholders or special meeting held in place thereof if such office shall not have previously terminated as provided above.

        (b) So long as any Series A Preferred Shares are outstanding, in addition to any other vote or consent of shareholders required by the Declaration of the Trust, the affirmative vote of at least 66 2/3% of the votes entitled to be cast by the holders of Series A Preferred Shares, at the time outstanding, voting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

           (i) Any amendment, alteration or repeal of any of the provisions of the Declaration or these Articles Supplementary that materially and adversely affects the voting powers, rights or preferences of the holders of the Series A Preferred Shares; provided, however, that (A) the amendment of the provisions of the Declaration so as to authorize or create or to increase the authorized amount of, any Junior Shares or any shares of any class or series ranking on a parity with the Series A Preferred Shares shall not be deemed to materially adversely affect the voting powers, rights or preferences of the holders of Series A Preferred Shares and (B) any filing with the State Department of Assessments and Taxation of Maryland by the Trust in connection with a merger, consolidation or sale of all or substantially all of the assets of the Trust shall not be deemed to be an amendment, alteration or repeal of any of the provisions of the Declaration; or

           (ii) The authorization or creation of, or the increase in the authorized amount of, any shares of any class or series or any security convertible into shares of any class or series ranking prior to the Series A Preferred Shares in the distribution of assets on any liquidation, dissolution or winding up of the Trust or in the payment of dividends;

provided, however, that, in the case of each of subparagraphs (a) and (b), no such vote of the holders of Series A Preferred Shares shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior shares or convertible security is to be made, as the case may be, provision is made for the redemption of all Series A Preferred Shares, as the case may be, at the time outstanding in accordance with Section 5 hereof.

    For purposes of the foregoing provisions of this Section 10, each Series A Preferred Share shall have one (1) vote per share.

    SECTION 11. RECORD HOLDERS. The Trust may deem and treat the record holder of any Series A Preferred Shares as the true and lawful owner thereof for all purposes, and the Trust shall not be affected by any notice to the contrary.

    SECTION 12. RESTRICTIONS ON OWNERSHIP AND TRANSFER. The Series A Preferred Shares constitute Preferred Stock, and Preferred Stock constitutes Equity Stock of the Trust. Therefore, the Series A Preferred Shares, being Equity Stock, are governed by and issued subject to all the limitations, terms and conditions of the Articles applicable to Equity Stock generally, including but not limited to the terms and conditions (including exceptions and exemptions) of Article VI of the Declaration applicable to Equity Stock. The foregoing sentence shall not be construed to limit the applicability to the Series A Preferred Shares of any other term or provision of the Declaration.

    IN WITNESS WHEREOF, Keystone Property Trust has caused these presents to be
signed in its name and on its behalf by its             and attested to by its
Secretary of this             day of             , 1999.

                                          KEYSTONE PROPERTY TRUST

                                          By: _________________________________
                                             Name:
                                             Title:

Attest:
Name: Timothy A. Peterson
Title: SECRETARY

    The UNDERSIGNED,             of Keystone Property Trust, who executed on
behalf of the Trust these Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Trust the foregoing Articles Supplementary to be the act of said Trust and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                          By: _________________________________
                                             Name:
                                             Title:

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                      620 WEST GERMANTOWN PIKE, SUITE 200
                           PLYMOUTH MEETING, PA 19462
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 3, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, revoking all previous proxies, hereby appoints Jeffrey E. Kelter, David F. McBride and Timothy A. Peterson, or any of them, as proxies, each with full power of substitution and all of the powers which the undersigned would possess if present in person, and hereby authorizes them to represent and vote, as designated on the reverse side of this proxy, all of the shares of common stock of American Real Estate Investment Corporation (the "Company") registered in the name of the undersigned on April 26, 1999 at the Annual Meeting of Stockholders of the Company to be held on June 3, 1999, and at any adjournment or postponement thereof.

    THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED UNDER PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    Receipt of the Company's Notice of Annual Meeting of Stockholders, Proxy Statement and the Annual Report to Stockholders is acknowledged.

          (IMPORTANT--TO BE MARKED, SIGNED AND DATED ON REVERSE SIDE)

/X/ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.
1.         ELECTION OF DIRECTORS                   FOR ALL     WITHHELD FROM
                                                   NOMINEES    ALL NOMINEES

                                                     / /            / /
NOMINEES: Jeffrey E. Kelter, Russell Platt

FOR, except vote withheld from the following
nominee(s)
---------------------------------------
2.         To approve the adoption of an             FOR          AGAINST       ABSTAIN
           Agreement and Plan of Merger to
           effect the reorganization of the
           Company from a Maryland corporation
           to a Maryland statutory real estate
           investment trust
                                                     / /            / /           / /

3.         To approve an amendment to our            FOR          AGAINST       ABSTAIN
           Articles of Incorporation changing
           the name of the Company to "Keystone
           Property Trust Corp." if Proposal 2
           is not approved.
                                                     / /            / /           / /
4.         In their discretion, the proxies are
           authorized to vote upon such other
           business as may properly come before
           the meeting
NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries should so indicate when signing. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy may be mailed, postage-free, in the enclosed envelope.

---------, 1999               ---------------     ---------, 1999 --------------------  PLEASE MARK, SIGN, DATE
                              Signature                          Signature (if held    AND RETURN THIS PROXY
                              Title (if required)                jointly)               CARD PROMPTLY USING
                                                                                       THE ENCLOSED ENVELOPE